As filed pursuant to Rule 497(c)
Under the Securities Act of 1933
Registration No. 333-134820

PROSPECTUS — LEVEL 1

MAY 1, 2008

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through
TIAA Separate Account VA-3
of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts. Currently, you cannot annuitize from any of the investment accounts. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2008. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 223-1200. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

■TIAA-CREF Lifecycle Funds	■TIAA-CREF Institutional Large-Cap Value Index Fund
• 2010 Fund	■TIAA-CREF Institutional Equity Index Fund
• 2015 Fund	■TIAA-CREF Institutional S&P 500 Index Fund
• 2020 Fund	■TIAA-CREF Institutional Mid-Cap Growth Index Fund
• 2025 Fund	■TIAA-CREF Institutional Mid-Cap Value Index Fund
• 2030 Fund	■TIAA-CREF Institutional Mid-Cap Blend Index Fund
• 2035 Fund	■TIAA-CREF Institutional Small-Cap Growth Index Fund
• 2040 Fund	■TIAA-CREF Institutional Small-Cap Value Index Fund
• 2045 Fund	■TIAA-CREF Institutional Small-Cap Blend Index Fund
• 2050 Fund	■TIAA-CREF Institutional International Equity Index Fund
• Retirement Income Fund	■TIAA-CREF Institutional Social Choice Equity Fund
■TIAA-CREF Institutional Growth & Income Fund	■TIAA-CREF Institutional Real Estate Securities Fund
■TIAA-CREF Institutional International Equity Fund	■TIAA-CREF Institutional Bond Fund
■TIAA-CREF Institutional Large-Cap Growth Fund	■TIAA-CREF Institutional Bond Plus Fund II
■TIAA-CREF Institutional Large-Cap Value Fund	■TIAA-CREF Institutional Short-Term Bond Fund II
■TIAA-CREF Institutional Mid-Cap Growth Fund	■TIAA-CREF Institutional High-Yield Fund II
■TIAA-CREF Institutional Mid-Cap Value Fund	■TIAA-CREF Institutional Inflation-Linked Bond Fund
■TIAA-CREF Institutional Small-Cap Equity Fund	■TIAA-CREF Institutional Money Market Fund
■TIAA-CREF Institutional Large-Cap Growth Index Fund

The following non-TIAA-CREF Funds:

■American Funds Washington Mutual Investors Fund (Class R-5)

■American Funds EuroPacific Growth Fund (Class R-5)

■Western Asset Core Plus Bond Portfolio (Institutional Class)

■T. Rowe Price Institutional Large-Cap Growth Fund

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on how well the underlying funds in the investment accounts of the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 800 842-2776.

4	Prospectus ■ TIAA Access

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

TIAA Access ■ Prospectus	5

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Index Fund

•	TIAA-CREF Institutional Large-Cap Value Index Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional S&P 500 Index Fund

•	TIAA-CREF Institutional Mid-Cap Growth Index Fund

•	TIAA-CREF Institutional Mid-Cap Value Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional International Equity Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Short-Term Bond Fund II

•	TIAA-CREF Institutional High-Yield Fund II

6	Prospectus ■ TIAA Access

•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)[1]

•	American Funds EuroPacific Growth Fund (Class R-5)[1]

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price Institutional Large-Cap Growth Fund

[1]	The American Funds investment accounts are generally only offered through these contracts to institutions with a minimum of $100 million in plan assets.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds that may impose them.

TIAA Access ■ Prospectus	7

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.15%
Total separate account annual charges	2.00%	0.22%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses*	0.07%	5.21%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is January 31, 2009 to April 30, 2010)*	0.07%	0.59%

*	Including the expenses of any underlying funds in which the funds may invest.

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio (Institutional Class) is March 31, 2007; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2007. More information concerning each fund’s fees and expenses is contained in the prospectus for each fund.

8	Prospectus ■ TIAA Access

The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses		Acquired Fund Fees and Expenses‡2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.21%		0.37%	0.68%	0.31%	0.37%
• 2015 Fund[1]	0.10%	—	0.22%		0.38%	0.70%	0.32%	0.38%
• 2020 Fund[1]	0.10%	—	0.33%		0.38%	0.81%	0.43%	0.38%
• 2025 Fund[1]	0.10%	—	0.28%		0.39%	0.77%	0.38%	0.39%
• 2030 Fund[1]	0.10%	—	0.46%		0.39%	0.95%	0.56%	0.39%
• 2035 Fund[1]	0.10%	—	0.45%		0.40%	0.95%	0.55%	0.40%
• 2040 Fund[1]	0.10%	—	0.34%		0.40%	0.84%	0.44%	0.40%
• 2045 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• 2050 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• Retirement Income Fund[1]	0.10%	—	1.01%	[5]	0.36%	1.47%	1.11%	0.36%
TIAA-CREF Institutional Growth & Income Fund[4]	0.45%	—	0.10%		—	0.55%	0.03%	0.52%
TIAA-CREF Institutional International Equity Fund[3,4]	0.50%	— —	0.09%		—	0.59%	—	0.59%
TIAA-CREF Institutional Large-Cap Growth Fund[4]	0.45%	—	0.20%		—	0.65%	0.13%	0.52%
TIAA-CREF Institutional Large-Cap Value Fund[4]	0.45%	—	0.07%		—	0.52%	—	0.52%
TIAA-CREF Institutional Mid-Cap Growth Fund[4]	0.48%	—	0.11%		—	0.59%	0.04%	0.55%
TIAA-CREF Institutional Mid-Cap Value Fund[4]	0.48%	—	0.06%		—	0.54%	—	0.54%
TIAA-CREF Institutional Small-Cap Equity Fund[3,4]	0.48%	—	0.09%		—	0.57%	0.02%	0.55%
TIAA-CREF Institutional Large-Cap Growth Index Fund[4]	0.04%	—	0.08%		—	0.12%	0.03%	0.09%
TIAA-CREF Institutional Large-Cap Value Index Fund[4]	0.04%	—	0.07%		—	0.11%	0.02%	0.09%
TIAA-CREF Institutional Equity Index Fund[4]	0.04%	—	0.05%		—	0.09%	—	0.09%
TIAA-CREF Institutional S&P 500 Index Fund[4]	0.04%	—	0.03%		—	0.07%	—	0.07%
TIAA-CREF Institutional Mid-Cap Growth Index Fund[4]	0.04%	—	0.44%		—	0.48%	0.39%	0.09%
TIAA-CREF Institutional Mid-Cap Value Index Fund[4]	0.04%	—	0.18%		—	0.22%	0.13%	0.09%
TIAA-CREF Institutional Mid-Cap Blend Index Fund[4]	0.04%	—	0.19%		—	0.23%	0.14%	0.09%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡2	Total Annual Fund Operating Expenses	Expenses Reimburse- ments/ Waivers		Net Annual Fund Operating Expenses
TIAA-CREF Institutional Small-Cap Growth Index Fund[3,4]	0.04%	—	0.26%	—	0.30%	0.21%		0.09%
TIAA-CREF Institutional Small-Cap Value Index Fund[3,4]	0.04%	—	0.22%	—	0.26%	0.17%		0.09%
TIAA-CREF Institutional Small-Cap Blend Index Fund[3,4]	0.04%	—	0.18%	—	0.22%	0.13%		0.09%
TIAA-CREF Institutional International Equity Index Fund[3,4]	0.04%	—	0.12%	—	0.16%	0.01%		0.15%
TIAA-CREF Institutional Social Choice Equity Fund[4]	0.15%	—	0.08%	—	0.23%	0.01%		0.22%
TIAA-CREF Institutional Real Estate Securities Fund[4]	0.50%	—	0.08%	—	0.58%	0.01%		0.57%
TIAA-CREF Institutional Bond Fund[4]	0.30%	—	0.02%	—	0.32%	—		0.32%
TIAA-CREF Institutional Bond Plus Fund II4	0.30%	—	0.12%	—	0.42%	0.06%		0.35%
TIAA-CREF Institutional Short-Term Bond Fund II4	0.25%	—	0.15%	—	0.40%	0.10%		0.30%
TIAA-CREF Institutional High-Yield Fund II3,4	0.35%	—	0.14%	—	0.49%	0.09%		0.40%
TIAA-CREF Institutional Inflation-Linked Bond Fund[4]	0.30%	—	0.06%	—	0.36%	0.01%		0.35%
TIAA-CREF Institutional Money Market Fund[4]	0.10%	—	0.04%	—	0.14%	—		0.14%
American Funds Washington Mutual Investors Fund (Class R-5)[6]	0.26%	—	0.11%	—	0.37%	—		0.37%
American Funds EuroPacific Growth Fund (Class R-5)[6]	0.43%	—	0.14%	—	0.57%	—		0.57%
Western Asset Core Plus Bond Portfolio (Institutional Class)[7]	0.40%	—	0.04%	—	0.44%	—		0.44%
T. Rowe Price Institutional Large-Cap Growth Fund	0.55%	—	0.03%	—	0.58%	—	[8]	0.58%

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio (Institutional Class) is March 31, 2007; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2007. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the TIAA-CREF Institutional Mutual Funds. In addition, TIAA-CREF Institutional Mid-Cap Value Fund, TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

The funds’ investment adviser has contractually agreed to waive its 0.10% management fee through at least April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds, and January 31, 2009 for the other Lifecycle Funds. In addition, the adviser has contracted to reimburse these funds for all of the “Other Expenses” of the Institutional Class through April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds and January 31, 2009 for the other Lifecycle Funds.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce the performance of the underlying funds in which the funds invest. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ Prospectus and the funds’ annual report. With respect to the TIAA-CREF Lifecycle Funds, each fund’s “Acquired Fund Fees and Expenses” are based on the fund’s allocations as of September 30, 2007 (except for the Lifecycle 2045, 2050 and Retirement Income Funds, which are new); however, because of changes to the underlying funds’ expense reimbursement arrangements that take effect on February 1, 2008, their expenses are estimated based on these new arrangements, and not on the underlying funds’ historical expenses.

[3]

A 2% redemption fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Effective February 1, 2008, the funds’ investment adviser and the funds’ board of trustees agreed to amend the funds’ expense reimbursement arrangements. Under these arrangements, the adviser has contractually agreed to reimburse the funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and S&P 500 Index Fund; 0.15% for International Equity Index Fund and Money Market Fund; 0.22% for Social Choice Equity Fund; 0.30% for Short-Term Bond Fund II; 0.35% for Bond Fund, Bond Plus Fund II and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund II; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.57% for Real Estate Securities Fund and 0.60% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 (for the Index Funds) and January 31, 2009 for the other funds and can only be changed with the approval of the Board of Trustees. Because these arrangements are new, the chart above reflects the anticipated effect of the new arrangements and not the fund’s historical expenses.

[5]	Other expenses for these funds are estimates for the fiscal year ending September 30, 2008.

[6]

The Washington Mutual Investors Fund’s investment adviser and business manager are each currently waiving 10% of their management fees. The EuroPacific Growth Fund’s investment adviser is currently waiving 10% of its management fee. The waivers may be discontinued at any time in consultation with each fund’s board, but they are expected to continue at this level until further review. Each fund’s investment adviser, business manager with respect to the Washington Mutual Investors Fund, and board intend to review the waivers as circumstances warrant. Management fees and total expenses do not reflect any waivers or reimbursement. Information regarding the effect of any waivers/reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in the fund’s prospectus and in the fund’s annual report.

[7]	The fund’s manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 0.45% through August 1, 2008.

[8]	T. Rowe Price has contractually obligated itself to waive any fees and bear any expenses through April 30, 2009, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.58%. However, no reimbursement will be made after April 30, 2011, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$557	$1,660	$2,752	$5,426
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$30	$93	$163	$369

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that

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your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire investment account value for that particular investment account, if less. All cash withdrawals must be for at least $1,000 or your entire investment account value for that particular investment account if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

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Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Currently, you may not annuitize from any of the investment accounts. However, we intend that full or partial variable annuity payments under life annuities from some or all of the investment accounts under the separate account will be available on or about December 31, 2009. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.3 million people and over 15,000 institutions. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion (although CREF does not stand behind TIAA’s guarantees).

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THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 40 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make

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some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

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INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 800 223-1200 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2030 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

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•	2040 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Institutional Growth & Income Fund

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Growth Fund

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Large-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

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TIAA-CREF Institutional Large-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Growth Index.

TIAA-CREF Institutional Large-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

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TIAA-CREF Institutional Small-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional International Equity Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Institutional Bond Plus Fund II

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Institutional Short-Term Bond Fund II

The fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Institutional Inflation-Linked Bond Fund

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Institutional Money Market Fund

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

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The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)*

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds EuroPacific Growth Fund (Class R-5)*

The fund seeks to provide long-term growth of capital. The fund seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Basin.

Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of the variable annuity contracts.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Teachers Advisors”) manages the assets of TIAA-CREF Institutional Mutual Funds, which include the TIAA-CREF Lifecycle Funds, under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAML”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large-

*	The American Funds investment accounts are generally only offered to institutions with a minimum of $100 million in plan assets.

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Cap Growth Fund. Teachers Advisors, Capital, Western, WAML and T. Rowe are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts. Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (but they may increase).

Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

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•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities,

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because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options

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identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

For both individual and group contracts, we consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to find out what is your employer’s designated default option and to obtain information about that option.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has processed the payment on our behalf. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, if the account or mutual fund is available under the

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terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus by calling 800 842-2776. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2776.

To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;
•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or
•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

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An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a) equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
	(ii):	investment income and capital gains distributed to the investment account; less
	(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b) equals the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

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Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to nine years) and may be subject to other limitations, as specified in your contract.

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Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA Contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be

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from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

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We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment account that invests in the TIAA-CREF Institutional Money Market Fund), will not be able to make electronic transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include transfers made pursuant to any dollar cost averaging and automatic rebalancing programs.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the

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right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

Currently, you may not annuitize from any of the investment accounts. We intend that you will be able to partially or fully annuitize and receive an income stream from all or part of the investment accounts on or about December 31, 2009. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive an income stream from all or part of the investment accounts. We intend that you will be able to receive a full or partial income stream from all or part of the investment accounts on or about December 31, 2009.

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Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your

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employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

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ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year—the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

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The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from the beneficiary. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

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Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment

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available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

The following are the methods of payment:

Single sum payment. The death benefit will be paid to your beneficiary in one sum.

One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of

40	Prospectus ■ TIAA Access

federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

TIAA Access ■ Prospectus	41

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

42	Prospectus ■ TIAA Access

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TIAA Access ■ Prospectus	43

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after- tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2008; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

44	Prospectus ■ TIAA Access

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70  1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at

TIAA Access ■ Prospectus	45

some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are

46	Prospectus ■ TIAA Access

paid for distribution of the contracts, although we pay Services a fee from our general account assets for sales of the contracts. We paid approximately $6,544 in fees to Services for fiscal year 2007 for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to the contractowner during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	47

TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

48	Prospectus ■ TIAA Access

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TIAA Access ■ Prospectus	49

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

50	Prospectus ■ TIAA Access

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2010 Fund	Lifecycle 2015 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.90 to $27.04	$26.92 to $27.06
Accumulation Units Outstanding, End of Year	221,581	186,773

	Lifecycle 2020 Fund	Lifecycle 2025 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.83 to $26.96	$26.82 to $26.96
Accumulation Units Outstanding, End of Year	86,027	102,109

	Lifecycle 2030 Fund	Lifecycle 2035 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.85 to $26.98	$26.89 to $27.02
Accumulation Units Outstanding, End of Year	72,850	49,517

TIAA Access ■ Prospectus	51

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.95 to 27.08	$25.40 to $25.52
Accumulation Units Outstanding, End of Year	98,454	114

	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$24.41 to $24.54	$25.21 to $25.33
Accumulation Units Outstanding, End of Year	186,179	30,163

	TIAA-CREF Institutional Large-Cap Growth Index Fund	TIAA-CREF Institutional S&P 500 Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$27.03 to $27.17	$25.78 to $25.91
Accumulation Units Outstanding, End of Year	143,561	102,984

52	Prospectus ■ TIAA Access

continued

American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund
For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$29.36 to $29.51	$25.51 to $25.64	$28.84 to $28.98	$29.20 to $29.34
110	52,626	901,017	107,738

TIAA-CREF Institutional Mid-Cap Growth Fund	TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund	TIAA-CREF Institutional International Equity Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$28.51 to $28.65	$25.69 to $25.82	$22.88 to $22.99	$27.23 to $27.37
132,954	328,297	90,801	303,681

TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund	TIAA-CREF Institutional Mid-Cap Growth Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$25.62 to $25.75	$24.47 to $24.60	$26.63 to $26.76	$25.35 to $25.48
4,544	71,459	326	118,523

TIAA Access ■ Prospectus	53

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Institutional Mid-Cap Value Index Fund	TIAA-CREF Institutional Small-Cap Growth Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$23.76 to $23.88	$26.08 to $26.21
Accumulation Units Outstanding, End of Year	10,948	66,208

	TIAA-CREF Institutional Bond Fund	TIAA-CREF Institutional Inflation-Linked Bond Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.41 to $26.55	$27.58 to $27.72
Accumulation Units Outstanding, End of Year	211	167

	TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007
Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.48 to $25.60	$26.05 to $26.18
Accumulation Units Outstanding, End of Year	312	776

54	Prospectus ■ TIAA Access

concluded

TIAA-CREF Institutional Small-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Value Index Fund	TIAA-CREF Institutional Real Estate Securities Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00
$24.06 to $24.18	$22.11 to $22.23	$18.95 to $19.05
2,591	78,492	3,194

TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00
$26.02 to $26.15	$29.72 to $29.87
168	8,050

TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007
$25.00	$25.00
$26.12 to $26.25	$26.55 to $26.68
46,674	68,088

TIAA Access ■ Prospectus	55

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PROSPECTUS — LEVEL 2

MAY 1, 2008

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts. Currently, you cannot annuitize from any of the investment accounts. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2008. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 223-1200. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Institutional Large-Cap Value Index Fund
• 2010 Fund	■ TIAA-CREF Institutional Equity Index Fund
• 2015 Fund	■ TIAA-CREF Institutional S&P 500 Index Fund
• 2020 Fund	■ TIAA-CREF Institutional Mid-Cap Growth Index Fund
• 2025 Fund	■ TIAA-CREF Institutional Mid-Cap Value Index Fund
• 2030 Fund	■ TIAA-CREF Institutional Mid-Cap Blend Index Fund
• 2035 Fund	■ TIAA-CREF Institutional Small-Cap Growth Index Fund
• 2040 Fund	■ TIAA-CREF Institutional Small-Cap Value Index Fund
• 2045 Fund	■ TIAA-CREF Institutional Small-Cap Blend Index Fund
• 2050 Fund	■ TIAA-CREF Institutional International Equity Index Fund
• Retirement Income Fund	■ TIAA-CREF Institutional Social Choice Equity Fund
■ TIAA-CREF Institutional Growth & Income Fund	■ TIAA-CREF Institutional Real Estate Securities Fund
■ TIAA-CREF Institutional International Equity Fund	■ TIAA-CREF Institutional Bond Fund
■ TIAA-CREF Institutional Large-Cap Growth Fund	■ TIAA-CREF Institutional Bond Plus Fund II
■ TIAA-CREF Institutional Large-Cap Value Fund	■ TIAA-CREF Institutional Short-Term Bond Fund II
■ TIAA-CREF Institutional Mid-Cap Growth Fund	■ TIAA-CREF Institutional High-Yield Fund II
■ TIAA-CREF Institutional Mid-Cap Value Fund	■ TIAA-CREF Institutional Inflation-Linked Bond Fund
■ TIAA-CREF Institutional Small-Cap Equity Fund	■ TIAA-CREF Institutional Money Market Fund
■ TIAA-CREF Institutional Large-Cap Growth Index Fund

The following non-TIAA-CREF Funds:

■ American Funds Washington Mutual Investors Fund (Class R-5)

■ American Funds EuroPacific Growth Fund (Class R-5)

■ Western Asset Core Plus Bond Portfolio (Institutional Class)

■ T. Rowe Price Institutional Large-Cap Growth Fund

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on how well the underlying funds in the investment accounts of the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 800 842-2776.

4	Prospectus ■ TIAA Access

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

TIAA Access ■ Prospectus	5

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Index Fund

•	TIAA-CREF Institutional Large-Cap Value Index Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional S&P 500 Index Fund

•	TIAA-CREF Institutional Mid-Cap Growth Index Fund

•	TIAA-CREF Institutional Mid-Cap Value Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional International Equity Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Short-Term Bond Fund II

•	TIAA-CREF Institutional High-Yield Fund II

6	Prospectus ■ TIAA Access

•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)[1]

•	American Funds EuroPacific Growth Fund (Class R-5)[1]

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price Institutional Large-Cap Growth Fund

[1]	The American Funds investment accounts are generally only offered through these contracts to institutions with a minimum of $100 million in plan assets.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds that may impose them.

TIAA Access ■ Prospectus	7

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.25%
Total separate account annual charges	2.00%	0.32%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses*	0.07%	5.21%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is January 31, 2009 to April 30, 2010)*	0.07%	0.59%

*	Including the expenses of any underlying funds in which the funds may invest.

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio (Institutional Class) is March 31, 2007; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2007. More information concerning each fund’s fees and expenses is contained in the prospectus for each fund.

8	Prospectus ■ TIAA Access

The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses		Acquired Fund Fees and Expenses‡[2]	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.21%		0.37%	0.68%	0.31%	0.37%
• 2015 Fund[1]	0.10%	—	0.22%		0.38%	0.70%	0.32%	0.38%
• 2020 Fund[1]	0.10%	—	0.33%		0.38%	0.81%	0.43%	0.38%
• 2025 Fund[1]	0.10%	—	0.28%		0.39%	0.77%	0.38%	0.39%
• 2030 Fund[1]	0.10%	—	0.46%		0.39%	0.95%	0.56%	0.39%
• 2035 Fund[1]	0.10%	—	0.45%		0.40%	0.95%	0.55%	0.40%
• 2040 Fund[1]	0.10%	—	0.34%		0.40%	0.84%	0.44%	0.40%
• 2045 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• 2050 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• Retirement Income Fund[1]	0.10%	—	1.01%	[5]	0.36%	1.47%	1.11%	0.36%
TIAA-CREF Institutional Growth & Income Fund[4]	0.45%	—	0.10%		—	0.55%	0.03%	0.52%
TIAA-CREF Institutional International Equity Fund[3,4]	0.50%	— —	0.09%		—	0.59%	—	0.59%
TIAA-CREF Institutional Large-Cap Growth Fund[4]	0.45%	—	0.20%		—	0.65%	0.13%	0.52%
TIAA-CREF Institutional Large-Cap Value Fund[4]	0.45%	—	0.07%		—	0.52%	—	0.52%
TIAA-CREF Institutional Mid-Cap Growth Fund[4]	0.48%	—	0.11%		—	0.59%	0.04%	0.55%
TIAA-CREF Institutional Mid-Cap Value Fund[4]	0.48%	—	0.06%		—	0.54%	—	0.54%
TIAA-CREF Institutional Small-Cap Equity Fund[3,4]	0.48%	—	0.09%		—	0.57%	0.02%	0.55%
TIAA-CREF Institutional Large-Cap Growth Index Fund[4]	0.04%	—	0.08%		—	0.12%	0.03%	0.09%
TIAA-CREF Institutional Large-Cap Value Index Fund[4]	0.04%	—	0.07%		—	0.11%	0.02%	0.09%
TIAA-CREF Institutional Equity Index Fund[4]	0.04%	—	0.05%		—	0.09%	—	0.09%
TIAA-CREF Institutional S&P 500 Index Fund[4]	0.04%	—	0.03%		—	0.07%	—	0.07%
TIAA-CREF Institutional Mid-Cap Growth Index Fund[4]	0.04%	—	0.44%		—	0.48%	0.39%	0.09%
TIAA-CREF Institutional Mid-Cap Value Index Fund[4]	0.04%	—	0.18%		—	0.22%	0.13%	0.09%
TIAA-CREF Institutional Mid-Cap Blend Index Fund[4]	0.04%	—	0.19%		—	0.23%	0.14%	0.09%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡[2]	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers		Net Annual Fund Operating Expenses
TIAA-CREF Institutional Small-Cap Growth Index Fund[3,4]	0.04%	—	0.26%	—	0.30%	0.21%		0.09%
TIAA-CREF Institutional Small-Cap Value Index Fund[3,4]	0.04%	—	0.22%	—	0.26%	0.17%		0.09%
TIAA-CREF Institutional Small-Cap Blend Index Fund[3,4]	0.04%	—	0.18%	—	0.22%	0.13%		0.09%
TIAA-CREF Institutional International Equity Index Fund[3,4]	0.04%	—	0.12%	—	0.16%	0.01%		0.15%
TIAA-CREF Institutional Social Choice Equity Fund[4]	0.15%	—	0.08%	—	0.23%	0.01%		0.22%
TIAA-CREF Institutional Real Estate Securities Fund[4]	0.50%	—	0.08%	—	0.58%	0.01%		0.57%
TIAA-CREF Institutional Bond Fund[4]	0.30%	—	0.02%	—	0.32%	—		0.32%
TIAA-CREF Institutional Bond Plus Fund II4	0.30%	—	0.12%	—	0.42%	0.06%		0.35%
TIAA-CREF Institutional Short-Term Bond Fund II 4	0.25%	—	0.15%	—	0.40%	0.10%		0.30%
TIAA-CREF Institutional High-Yield Fund II3,4	0.35%	—	0.14%	—	0.49%	0.09%		0.40%
TIAA-CREF Institutional Inflation-Linked Bond Fund[4]	0.30%	—	0.06%	—	0.36%	0.01%		0.35%
TIAA-CREF Institutional Money Market Fund[4]	0.10%	—	0.04%	—	0.14%	—		0.14%
American Funds Washington Mutual Investors Fund (Class R-5)[6]	0.26%	—	0.11%	—	0.37%	—		0.37%
American Funds EuroPacific Growth Fund (Class R-5)[6]	0.43%	—	0.14%	—	0.57%	—		0.57%
Western Asset Core Plus Bond Portfolio (Institutional Class)[7]	0.40%	—	0.04%	—	0.44%	—		0.44%
T. Rowe Price Institutional Large-Cap Growth Fund	0.55%	—	0.03%	—	0.58%	—	[8]	0.58%

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio (Institutional Class) is March 31, 2007; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2007. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the TIAA-CREF Institutional Mutual Funds. In addition, TIAA-CREF Institutional Mid-Cap Value Fund, TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

The funds’ investment adviser has contractually agreed to waive its 0.10% management fee through at least April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds, and January 31, 2009 for the other Lifecycle Funds. In addition, the adviser has contracted to reimburse these funds for all of the “Other Expenses” of the Institutional Class through April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds and January 31, 2009 for the other Lifecycle Funds.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce the performance of the underlying funds in which the funds invest. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ Prospectus and the funds’ annual report. With respect to the TIAA-CREF Lifecycle Funds, each fund’s “Acquired Fund Fees and Expenses” are based on the fund’s allocations as of September 30, 2007 (except for the Lifecycle 2045, 2050 and Retirement Income Funds, which are new); however, because of changes to the underlying funds’ expense reimbursement arrangements that take effect on February 1, 2008, their expenses are estimated based on these new arrangements, and not on the underlying funds’ historical expenses.

[3]

A 2% redemption fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Effective February 1, 2008, the funds’ investment adviser and the funds’ board of trustees agreed to amend the funds’ expense reimbursement arrangements. Under these arrangements, the adviser has contractually agreed to reimburse the funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and S&P 500 Index Fund; 0.15% for International Equity Index Fund and Money Market Fund; 0.22% for Social Choice Equity Fund; 0.30% for Short-Term Bond Fund II; 0.35% for Bond Fund, Bond Plus Fund II and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund II; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.57% for Real Estate Securities Fund and 0.60% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 (for the Index Funds) and January 31, 2009 for the other funds and can only be changed with the approval of the Board of Trustees. Because these arrangements are new, the chart above reflects the anticipated effect of the new arrangements and not the fund’s historical expenses.

[5]	Other expenses for these funds are estimates for the fiscal year ending September 30, 2008.

[6]

The Washington Mutual Investors Fund’s investment adviser and business manager are each currently waiving 10% of their management fees. The EuroPacific Growth Fund’s investment adviser is currently waiving 10% of its management fee. The waivers may be discontinued at any time in consultation with each fund’s board, but they are expected to continue at this level until further review. Each fund’s investment adviser, business manager with respect to the Washington Mutual Investors Fund, and board intend to review the waivers as circumstances warrant. Management fees and total expenses do not reflect any waivers or reimbursement. Information regarding the effect of any waivers/reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in the fund’s prospectus and in the fund’s annual report.

[7]	The fund’s manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 0.45% through August 1, 2008.

[8]

T. Rowe Price has contractually obligated itself to waive any fees and bear any expenses through April 30, 2009, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees waived or

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.58%. However, no reimbursement will be made after April 30, 2011, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$567	$1,689	$2,796	$5,501
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$40	$126	$219	$494

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions

12	Prospectus ■ TIAA Access

from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire investment account value for that particular investment account, if less. All cash withdrawals must be for at least $1,000 or your entire investment account value for that particular investment account if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

TIAA Access ■ Prospectus	13

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Currently, you may not annuitize from any of the investment accounts. However, we intend that full or partial variable annuity payments under life annuities from some or all of the investment accounts under the separate account will be available on or about December 31, 2009. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.3 million people and over 15,000 institutions. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion (although CREF does not stand behind TIAA’s guarantees).

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THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 40 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

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CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract.

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Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 800 223-1200 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2030 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

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•	2035 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2040 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Institutional Growth & Income Fund

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Growth Fund

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Large-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

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TIAA-CREF Institutional Small-Cap Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Growth Index.

TIAA-CREF Institutional Large-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on the Russell 1000® Value Index.

TIAA-CREF Institutional Equity Index Fund

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

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TIAA-CREF Institutional Small-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional International Equity Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Institutional Bond Plus Fund II

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Institutional Short-Term Bond Fund II

The fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Institutional Inflation-Linked Bond Fund

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

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TIAA-CREF Institutional Money Market Fund

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)*

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds EuroPacific Growth Fund (Class R-5)*

The fund seeks to provide long-term growth of capital. The fund seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Basin.

Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of the variable annuity contracts.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Teachers Advisors”) manages the assets of TIAA-CREF Institutional Mutual Funds, which include the TIAA-CREF Lifecycle Funds, under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Western Asset Management Company (“Western”) and Western Asset

*	The American Funds investment accounts are generally only offered to institutions with a minimum of $100 million in plan assets.

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Management Company Limited (“WAML”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large-Cap Growth Fund. Teachers Advisors, Capital, Western, WAML and T. Rowe are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts. Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (but they may increase).

Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax

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dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages

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available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your

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instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

For both individual and group contracts, we consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to find out what is your employer’s designated default option and to obtain information about that option.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has processed the payment on our behalf. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

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You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, if the account or mutual fund is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus by calling 800 842-2776. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2776.

To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;
•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or
•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

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In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

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An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a) equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
	(ii):	investment income and capital gains distributed to the investment account; less
	(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.

(b)	equals the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must

28	Prospectus ■ TIAA Access

be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s

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Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to nine years) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA Contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job,

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become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk

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of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment account that invests in the TIAA-CREF Institutional Money Market Fund), will not be able to make electronic transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include transfers made pursuant to any dollar cost averaging and automatic rebalancing programs.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

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The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

Currently, you may not annuitize from any of the investment accounts. We intend that you will be able to partially or fully annuitize and receive an income stream from all or part of the investment accounts on or about December 31, 2009. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor

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may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not receive an income stream from all or part of the investment accounts. We intend that you will be able to receive a full or partial income stream from all or part of the investment accounts on or about December 31, 2009.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received

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after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

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You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

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We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year—the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

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The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

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DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from the beneficiary. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

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If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

The following are the methods of payment:

Single sum payment. The death benefit will be paid to your beneficiary in one sum.

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One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

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If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

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In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the

TIAA Access ■ Prospectus	43

charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after- tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

44	Prospectus ■ TIAA Access

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2008; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan;

TIAA Access ■ Prospectus	45

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or

46	Prospectus ■ TIAA Access

all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of the contracts, although we pay Services a fee from our general account assets for sales of the contracts. We paid approximately $6,544 in fees to Services for fiscal year 2007 for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to the contractowner during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	47

TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

48	Prospectus ■ TIAA Access

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TIAA Access ■ Prospectus	49

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

50	Prospectus ■ TIAA Access

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2010 Fund	Lifecycle 2015 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.90 to $27.04	$26.92 to $27.06
Accumulation Units Outstanding, End of Year	221,581	186,773

	Lifecycle 2020 Fund	Lifecycle 2025 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.83 to $26.96	$26.82 to $26.96
Accumulation Units Outstanding, End of Year	86,027	102,109

	Lifecycle 2030 Fund	Lifecycle 2035 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.85 to $26.98	$26.89 to $27.02
Accumulation Units Outstanding, End of Year	72,850	49,517

TIAA Access ■ Prospectus	51

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.95 to 27.08	$25.40 to $25.52
Accumulation Units Outstanding, End of Year	98,454	114

	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$24.41 to $24.54	$25.21 to $25.33
Accumulation Units Outstanding, End of Year	186,179	30,163

	TIAA-CREF Institutional Large-Cap Growth Index Fund	TIAA-CREF Institutional S&P 500 Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$27.03 to $27.17	$25.78 to $25.91
Accumulation Units Outstanding, End of Year	143,561	102,984

52	Prospectus ■ TIAA Access

continued

American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund
For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$29.36 to $29.51	$25.51 to $25.64	$28.84 to $28.98	$29.20 to $29.34
110	52,626	901,017	107,738

TIAA-CREF Institutional Mid-Cap Growth Fund	TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund	TIAA-CREF Institutional International Equity Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$28.51 to $28.65	$25.69 to $25.82	$22.88 to $22.99	$27.23 to $27.37
132,954	328,297	90,801	303,681

TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund	TIAA-CREF Institutional Mid-Cap Growth Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$25.62 to $25.75	$24.47 to $24.60	$26.63 to $26.76	$25.35 to $25.48
4,544	71,459	326	118,523

TIAA Access ■ Prospectus	53

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Institutional Mid-Cap Value Index Fund	TIAA-CREF Institutional Small-Cap Growth Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$23.76 to $23.88	$26.08 to $26.21
Accumulation Units Outstanding, End of Year	10,948	66,208

	TIAA-CREF Institutional Bond Fund	TIAA-CREF Institutional Inflation-Linked Bond Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.41 to $26.55	$27.58 to $27.72
Accumulation Units Outstanding, End of Year	211	167

	TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007
Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.48 to $25.60	$26.05 to $26.18
Accumulation Units Outstanding, End of Year	312	776

54	Prospectus ■ TIAA Access

concluded

TIAA-CREF Institutional Small-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Value Index Fund	TIAA-CREF Institutional Real Estate Securities Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00
$24.06 to $24.18	$22.11 to $22.23	$18.95 to $19.05
2,591	78,492	3,194

TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00
$26.02 to $26.15	$29.72 to $29.87
168	8,050

TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007
$25.00	$25.00
$26.12 to $26.25	$26.55 to $26.68
46,674	68,088

TIAA Access ■ Prospectus	55

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PROSPECTUS — LEVEL 3

MAY 1, 2008

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts. Currently, you cannot annuitize from any of the investment accounts. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2008. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 223-1200. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Institutional Large-Cap Value Index Fund
• 2010 Fund	■ TIAA-CREF Institutional Equity Index Fund
• 2015 Fund	■ TIAA-CREF Institutional S&P 500 Index Fund
• 2020 Fund	■ TIAA-CREF Institutional Mid-Cap Growth Index Fund
• 2025 Fund	■ TIAA-CREF Institutional Mid-Cap Value Index Fund
• 2030 Fund	■ TIAA-CREF Institutional Mid-Cap Blend Index Fund
• 2035 Fund	■ TIAA-CREF Institutional Small-Cap Growth Index Fund
• 2040 Fund	■ TIAA-CREF Institutional Small-Cap Value Index Fund
• 2045 Fund	■ TIAA-CREF Institutional Small-Cap Blend Index Fund
• 2050 Fund	■ TIAA-CREF Institutional International Equity Index Fund
• Retirement Income Fund	■ TIAA-CREF Institutional Social Choice Equity Fund
■ TIAA-CREF Institutional Growth & Income Fund	■ TIAA-CREF Institutional Real Estate Securities Fund
■ TIAA-CREF Institutional International Equity Fund	■ TIAA-CREF Institutional Bond Fund
■ TIAA-CREF Institutional Large-Cap Growth Fund	■ TIAA-CREF Institutional Bond Plus Fund II
■ TIAA-CREF Institutional Large-Cap Value Fund	■ TIAA-CREF Institutional Short-Term Bond Fund II
■ TIAA-CREF Institutional Mid-Cap Growth Fund	■ TIAA-CREF Institutional High-Yield Fund II
■ TIAA-CREF Institutional Mid-Cap Value Fund	■ TIAA-CREF Institutional Inflation-Linked Bond Fund
■ TIAA-CREF Institutional Small-Cap Equity Fund	■ TIAA-CREF Institutional Money Market Fund
■ TIAA-CREF Institutional Large-Cap Growth Index Fund

The following non-TIAA-CREF Funds:

■ American Funds Washington Mutual Investors Fund (Class R-5)

■ American Funds EuroPacific Growth Fund (Class R-5)

■ Western Asset Core Plus Bond Portfolio (Institutional Class)

■ T. Rowe Price Institutional Large-Cap Growth Fund

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity*

■	GA (Group Annuity) and Institutionally Owned GSRAs

*	These contracts may not be available under your plan, see “The annuity contracts.”

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on how well the underlying funds in the investment accounts of the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 800 842-2776.

4	Prospectus ■ TIAA Access

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

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Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Index Fund

•	TIAA-CREF Institutional Large-Cap Value Index Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional S&P 500 Index Fund

•	TIAA-CREF Institutional Mid-Cap Growth Index Fund

•	TIAA-CREF Institutional Mid-Cap Value Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional International Equity Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Short-Term Bond Fund II

•	TIAA-CREF Institutional High-Yield Fund II

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•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

The following non-TIAA-CREF Funds:

•	American Funds Washington Mutual Investors Fund (Class R-5)[1]

•	American Funds EuroPacific Growth Fund (Class R-5)[1]

•	Western Asset Core Plus Bond Portfolio (Institutional Class)

•	T. Rowe Price Institutional Large-Cap Growth Fund

[1]	The American Funds investment accounts are generally only offered through these contracts to institutions with a minimum of $100 million in plan assets.

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds that may impose them.

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This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.47%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses*	0.07%	5.21%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is January 31, 2009 to April 30, 2010)*	0.07%	0.59%

*	Including the expenses of any underlying funds in which the funds may invest.

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio (Institutional Class) is March 31, 2007; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2007. More information concerning each fund’s fees and expenses is contained in the prospectus for each fund.

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The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses		Acquired Fund Fees and Expenses‡[2]	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.21%		0.37%	0.68%	0.31%	0.37%
• 2015 Fund[1]	0.10%	—	0.22%		0.38%	0.70%	0.32%	0.38%
• 2020 Fund[1]	0.10%	—	0.33%		0.38%	0.81%	0.43%	0.38%
• 2025 Fund[1]	0.10%	—	0.28%		0.39%	0.77%	0.38%	0.39%
• 2030 Fund[1]	0.10%	—	0.46%		0.39%	0.95%	0.56%	0.39%
• 2035 Fund[1]	0.10%	—	0.45%		0.40%	0.95%	0.55%	0.40%
• 2040 Fund[1]	0.10%	—	0.34%		0.40%	0.84%	0.44%	0.40%
• 2045 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• 2050 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• Retirement Income Fund[1]	0.10%	—	1.01%	[5]	0.36%	1.47%	1.11%	0.36%
TIAA-CREF Institutional Growth & Income Fund[4]	0.45%	—	0.10%		—	0.55%	0.03%	0.52%
TIAA-CREF Institutional International Equity Fund[3,4]	0.50%	— —	0.09%		—	0.59%	—	0.59%
TIAA-CREF Institutional Large-Cap Growth Fund[4]	0.45%	—	0.20%		—	0.65%	0.13%	0.52%
TIAA-CREF Institutional Large-Cap Value Fund[4]	0.45%	—	0.07%		—	0.52%	—	0.52%
TIAA-CREF Institutional Mid-Cap Growth Fund[4]	0.48%	—	0.11%		—	0.59%	0.04%	0.55%
TIAA-CREF Institutional Mid-Cap Value Fund[4]	0.48%	—	0.06%		—	0.54%	—	0.54%
TIAA-CREF Institutional Small-Cap Equity Fund[3,4]	0.48%	—	0.09%		—	0.57%	0.02%	0.55%
TIAA-CREF Institutional Large-Cap Growth Index Fund[4]	0.04%	—	0.08%		—	0.12%	0.03%	0.09%
TIAA-CREF Institutional Large-Cap Value Index Fund[4]	0.04%	—	0.07%		—	0.11%	0.02%	0.09%
TIAA-CREF Institutional Equity Index Fund[4]	0.04%	—	0.05%		—	0.09%	—	0.09%
TIAA-CREF Institutional S&P 500 Index Fund[4]	0.04%	—	0.03%		—	0.07%	—	0.07%
TIAA-CREF Institutional Mid-Cap Growth Index Fund[4]	0.04%	—	0.44%		—	0.48%	0.39%	0.09%
TIAA-CREF Institutional Mid-Cap Value Index Fund[4]	0.04%	—	0.18%		—	0.22%	0.13%	0.09%
TIAA-CREF Institutional Mid-Cap Blend Index Fund[4]	0.04%	—	0.19%		—	0.23%	0.14%	0.09%

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND	(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡[2]	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers		Net Annual Fund Operating Expenses
TIAA-CREF Institutional Small-Cap Growth Index Fund[3,4]	0.04%	—	0.26%	—	0.30%	0.21%		0.09%
TIAA-CREF Institutional Small-Cap Value Index Fund[3,4]	0.04%	—	0.22%	—	0.26%	0.17%		0.09%
TIAA-CREF Institutional Small-Cap Blend Index Fund[3,4]	0.04%	—	0.18%	—	0.22%	0.13%		0.09%
TIAA-CREF Institutional International Equity Index Fund[3,4]	0.04%	—	0.12%	—	0.16%	0.01%		0.15%
TIAA-CREF Institutional Social Choice Equity Fund[4]	0.15%	—	0.08%	—	0.23%	0.01%		0.22%
TIAA-CREF Institutional Real Estate Securities Fund[4]	0.50%	—	0.08%	—	0.58%	0.01%		0.57%
TIAA-CREF Institutional Bond Fund[4]	0.30%	—	0.02%	—	0.32%	—		0.32%
TIAA-CREF Institutional Bond Plus Fund II4	0.30%	—	0.12%	—	0.42%	0.06%		0.35%
TIAA-CREF Institutional Short-Term Bond Fund II4	0.25%	—	0.15%	—	0.40%	0.10%		0.30%
TIAA-CREF Institutional High-Yield Fund II3,4	0.35%	—	0.14%	—	0.49%	0.09%		0.40%
TIAA-CREF Institutional Inflation-Linked Bond Fund[4]	0.30%	—	0.06%	—	0.36%	0.01%		0.35%
TIAA-CREF Institutional Money Market Fund[4]	0.10%	—	0.04%	—	0.14%	—		0.14%
American Funds Washington Mutual Investors Fund (Class R-5)[6]	0.26%	—	0.11%	—	0.37%	—		0.37%
American Funds EuroPacific Growth Fund (Class R-5)[6]	0.43%	—	0.14%	—	0.57%	—		0.57%
Western Asset Core Plus Bond Portfolio (Institutional Class)[7]	0.40%	—	0.04%	—	0.44%	—		0.44%
T. Rowe Price Institutional Large-Cap Growth Fund	0.55%	—	0.03%	—	0.58%	—	[8]	0.58%

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007; most recently ended fiscal year for the American Funds Washington Mutual Investors Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the American Funds EuroPacific Growth Fund (Class R-5) is April 30, 2007; most recently ended fiscal year for the Western Asset Core Plus Bond Portfolio (Institutional Class) is March 31, 2007; and most recently ended fiscal year for the T. Rowe Price Institutional Large-Cap Growth Fund is December 31, 2007. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the TIAA-CREF Institutional Mutual Funds. In addition, TIAA-CREF Institutional Mid-Cap Value Fund, TIAA-CREF Institutional Mid-Cap Value Index Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND	(continued)

Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

The funds’ investment adviser has contractually agreed to waive its 0.10% management fee through at least April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds, and January 31, 2009 for the other Lifecycle Funds. In addition, the adviser has contracted to reimburse these funds for all of the “Other Expenses” of the Institutional Class through April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds and January 31, 2009 for the other Lifecycle Funds.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce the performance of the underlying funds in which the funds invest. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ Prospectus and the funds’ annual report. With respect to the TIAA-CREF Lifecycle Funds, each fund’s “Acquired Fund Fees and Expenses” are based on the fund’s allocations as of September 30, 2007 (except for the Lifecycle 2045, 2050 and Retirement Income Funds, which are new); however, because of changes to the underlying funds’ expense reimbursement arrangements that take effect on February 1, 2008, their expenses are estimated based on these new arrangements, and not on the underlying funds’ historical expenses.

[3]

A 2% redemption fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Effective February 1, 2008, the funds’ investment adviser and the funds’ board of trustees agreed to amend the funds’ expense reimbursement arrangements. Under these arrangements, the adviser has contractually agreed to reimburse the funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and S&P 500 Index Fund; 0.15% for International Equity Index Fund and Money Market Fund; 0.22% for Social Choice Equity Fund; 0.30% for Short-Term Bond Fund II; 0.35% for Bond Fund, Bond Plus Fund II and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund II; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.57% for Real Estate Securities Fund and 0.60% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 (for the Index Funds) and January 31, 2009 for the other funds and can only be changed with the approval of the Board of Trustees. Because these arrangements are new, the chart above reflects the anticipated effect of the new arrangements and not the fund’s historical expenses.

[5]	Other expenses for these funds are estimates for the fiscal year ending September 30, 2008.

[6]

The Washington Mutual Investors Fund’s investment adviser and business manager are each currently waiving 10% of their management fees. The EuroPacific Growth Fund’s investment adviser is currently waiving 10% of its management fee. The waivers may be discontinued at any time in consultation with each fund’s board, but they are expected to continue at this level until further review. Each fund’s investment adviser, business manager with respect to the Washington Mutual Investors Fund, and board intend to review the waivers as circumstances warrant. Management fees and total expenses do not reflect any waivers or reimbursement. Information regarding the effect of any waivers/reimbursement on total annual fund operating expenses can be found in the Financial Highlights table in the fund’s prospectus and in the fund’s annual report.

[7]	The fund’s manager is contractually obligated to limit expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 0.45% through August 1, 2008.

[8]	T. Rowe Price has contractually obligated itself to waive any fees and bear any expenses through April 30, 2009, that would cause the ratio of expenses to average net assets to exceed 0.58%. Fees

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND	(concluded)

waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.58%. However, no reimbursement will be made after April 30, 2011, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.58%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$582	$1,732	$2,864	$5,611
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$55	$174	$302	$678

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that

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your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire investment account value for that particular investment account, if less. All cash withdrawals must be for at least $1,000 or your entire investment account value for that particular investment account if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

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Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Currently, you may not annuitize from any of the investment accounts. However, we intend that full or partial variable annuity payments under life annuities from some or all of the investment accounts under the separate account will be available on or about December 31, 2009. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.3 million people and over 15,000 institutions. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion (although CREF does not stand behind TIAA’s guarantees).

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board

14	Prospectus ■ TIAA Access

of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 40 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by

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law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

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You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 800 223-1200 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2030 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2040 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

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•	2050 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Institutional Growth & Income Fund

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Growth Fund

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Large-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Institutional Large-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on the Russell 1000® Growth Index.

TIAA-CREF Institutional Large-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on the Russell 1000® Value Index.

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TIAA-CREF Institutional Equity Index Fund

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional S&P 500 Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on the S&P 500® Index.

TIAA-CREF Institutional Mid-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on the Russell Midcap® Growth Index.

TIAA-CREF Institutional Mid-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on the Russell Midcap® Value Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional International Equity Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on the MSCI EAFE® Index.

TIAA-CREF Institutional Social Choice Equity Fund

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

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TIAA-CREF Institutional Real Estate Securities Fund

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Institutional Bond Plus Fund II

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Institutional Short-Term Bond Fund II

The fund seeks high current income consistent with preservation of capital.

TIAA-CREF Institutional High-Yield Fund II

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Institutional Inflation-Linked Bond Fund

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Institutional Money Market Fund

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

The following non-TIAA-CREF Funds:

American Funds Washington Mutual Investors Fund (Class R-5)*

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds EuroPacific Growth Fund (Class R-5)*

The fund seeks to provide long-term growth of capital. The fund seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Basin.

*	The American Funds investment accounts are generally only offered to institutions with a minimum of $100 million in plan assets.

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Western Asset Core Plus Bond Portfolio (Institutional Class)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration of generally 2.5 to 7 years.

T. Rowe Price Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of the variable annuity contracts.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Teachers Advisors”) manages the assets of TIAA-CREF Institutional Mutual Funds, which include the TIAA-CREF Lifecycle Funds, under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Capital Research and Management Company (“Capital”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Western Asset Management Company (“Western”) and Western Asset Management Company Limited (“WAML”) manage the assets of the Western Asset Core Plus Bond Portfolio (Institutional Class). T. Rowe Price Associates, Inc. (“T. Rowe”) manages the assets of the T. Rowe Price Institutional Large- Cap Growth Fund. Teachers Advisors, Capital, Western, WAML and T. Rowe are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts. Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

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Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (but they may increase).

Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

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SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

These contracts may not be available under your plan. You can contact 800 842-2776 for information.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

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Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your

24	Prospectus ■ TIAA Access

behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

For both individual and group contracts, we consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to find out what is your employer’s designated default option and to obtain information about that option.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has processed the payment on our behalf. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, if the account or mutual fund is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information,

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including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus by calling 800 842-2776. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2776.

To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;
•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or
•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a) equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
	(ii):	investment income and capital gains distributed to the investment account; less
	(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b) equals the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

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HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to nine years) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA Contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a)

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plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled

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to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund, the TIAA-CREF Institutional International Equity Index Fund, and the American Funds EuroPacific Growth Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment account that invests in the TIAA-CREF Institutional Money Market Fund), will not be able to make electronic transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include transfers made pursuant to any dollar cost averaging and automatic rebalancing programs.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

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If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of

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the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

Currently, you may not annuitize from any of the investment accounts. We intend that you will be able to partially or fully annuitize and receive an income stream from all or part of the investment accounts on or about December 31, 2009. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Important to Note: Currently, you may not

receive an income stream from all or part of

the investment accounts. We intend that you will be able to receive a full or partial income stream from all or part of the investment accounts on or about December 31, 2009.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after

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the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA or GRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary

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until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This payout annuity is not available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be

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subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year—the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

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Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

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The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from the beneficiary. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

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You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period

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not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

The following are the methods of payment:

Single sum payment. The death benefit will be paid to your beneficiary in one sum.

One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

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PAYMENTS AFTER THE DEATH OF A BENEFICIARY

Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

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WAIVER OF SPOUSE’S RIGHTS

If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

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Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

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Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after- tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2008; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

44	Prospectus ■ TIAA Access

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

TIAA Access ■ Prospectus	45

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid for distribution of the contracts, although we pay Services a fee from our general account assets for sales of the contracts. We paid approximately $6,544 in fees to Services for fiscal year 2007 for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to the contractowner during the quarter and in total;

46	Prospectus ■ TIAA Access

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	47

TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

48	Prospectus ■ TIAA Access

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TIAA Access ■ Prospectus	49

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

50	Prospectus ■ TIAA Access

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2010 Fund	Lifecycle 2015 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.90 to $27.04	$26.92 to $27.06
Accumulation Units Outstanding, End of Year	221,581	186,773

	Lifecycle 2020 Fund	Lifecycle 2025 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.83 to $26.96	$26.82 to $26.96
Accumulation Units Outstanding, End of Year	86,027	102,109

	Lifecycle 2030 Fund	Lifecycle 2035 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.85 to $26.98	$26.89 to $27.02
Accumulation Units Outstanding, End of Year	72,850	49,517

TIAA Access ■ Prospectus	51

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.95 to 27.08	$25.40 to $25.52
Accumulation Units Outstanding, End of Year	98,454	114

	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$24.41 to $24.54	$25.21 to $25.33
Accumulation Units Outstanding, End of Year	186,179	30,163

	TIAA-CREF Institutional Large-Cap Growth Index Fund	TIAA-CREF Institutional S&P 500 Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$27.03 to $27.17	$25.78 to $25.91
Accumulation Units Outstanding, End of Year	143,561	102,984

52	Prospectus ■ TIAA Access

continued

American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund
For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$29.36 to $29.51	$25.51 to $25.64	$28.84 to $28.98	$29.20 to $29.34
110	52,626	901,017	107,738

TIAA-CREF Institutional Mid-Cap Growth Fund	TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund	TIAA-CREF Institutional International Equity Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$28.51 to $28.65	$25.69 to $25.82	$22.88 to $22.99	$27.23 to $27.37
132,954	328,297	90,801	303,681

TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund	TIAA-CREF Institutional Mid-Cap Growth Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$25.62 to $25.75	$24.47 to $24.60	$26.63 to $26.76	$25.35 to $25.48
4,544	71,459	326	118,523

TIAA Access ■ Prospectus	53

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	TIAA-CREF Institutional Mid-Cap Value Index Fund	TIAA-CREF Institutional Small-Cap Growth Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$23.76 to $23.88	$26.08 to $26.21
Accumulation Units Outstanding, End of Year	10,948	66,208

	TIAA-CREF Institutional Bond Fund	TIAA-CREF Institutional Inflation-Linked Bond Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.41 to $26.55	$27.58 to $27.72
Accumulation Units Outstanding, End of Year	211	167

	TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007
Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.48 to $25.60	$26.05 to $26.18
Accumulation Units Outstanding, End of Year	312	776

54	Prospectus ■ TIAA Access

concluded

TIAA-CREF Institutional Small-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Value Index Fund	TIAA-CREF Institutional Real Estate Securities Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00
$24.06 to $24.18	$22.11 to $22.23	$18.95 to $19.05
2,591	78,492	3,194

TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00
$26.02 to $26.15	$29.72 to $29.87
168	8,050

TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007
$25.00	$25.00
$26.12 to $26.25	$26.55 to $26.68
46,674	68,088

TIAA Access ■ Prospectus	55

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PROSPECTUS — LEVEL 4

MAY 1, 2008

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement and pay you income based on your choice of investment accounts. Currently, you cannot annuitize from any of the investment accounts. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2008. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 223-1200. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

■ TIAA-CREF Lifecycle Funds	■ TIAA-CREF Institutional Large-Cap Value Fund
• 2010 Fund	■ TIAA-CREF Institutional Mid-Cap Growth Fund
• 2015 Fund	■ TIAA-CREF Institutional Mid-Cap Value Fund
• 2020 Fund	■ TIAA-CREF Institutional Small-Cap Equity Fund
• 2025 Fund	■ TIAA-CREF Institutional Equity Index Fund
• 2030 Fund	■ TIAA-CREF Institutional Mid-Cap Blend Index Fund
• 2035 Fund	■ TIAA-CREF Institutional Small-Cap Growth Index Fund
• 2040 Fund	■ TIAA-CREF Institutional Small-Cap Value Index Fund
• 2045 Fund	■ TIAA-CREF Institutional Small-Cap Blend Index Fund
• 2050 Fund	■ TIAA-CREF Institutional Social Choice Equity Fund
• Retirement Income Fund	■ TIAA-CREF Institutional Real Estate Securities Fund
■ TIAA-CREF Institutional Growth & Income Fund	■ TIAA-CREF Institutional Bond Fund
■ TIAA-CREF Institutional International Equity Fund	■ TIAA-CREF Institutional Bond Plus Fund II
■ TIAA-CREF Institutional Large-Cap Growth Fund	■ TIAA-CREF Institutional Inflation-Linked Bond Fund
■ TIAA-CREF Institutional Money Market Fund

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you won’t pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on how well the underlying funds in the investment accounts of the separate account that you select do over time. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. Each investment account has its own accumulation unit value, which changes daily.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 800 842-2776.

4	Prospectus ■ TIAA Access

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract. Sometimes an employer can be a participant.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 800 842-2776.

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day plus the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of TIAA are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

TIAA Access ■ Prospectus	5

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

•	TIAA-CREF Lifecycle Funds (2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and Retirement Income Fund)

•	TIAA-CREF Institutional Growth & Income Fund

•	TIAA-CREF Institutional International Equity Fund

•	TIAA-CREF Institutional Large-Cap Growth Fund

•	TIAA-CREF Institutional Large-Cap Value Fund

•	TIAA-CREF Institutional Mid-Cap Growth Fund

•	TIAA-CREF Institutional Mid-Cap Value Fund

•	TIAA-CREF Institutional Small-Cap Equity Fund

•	TIAA-CREF Institutional Equity Index Fund

•	TIAA-CREF Institutional Mid-Cap Blend Index Fund

•	TIAA-CREF Institutional Small-Cap Growth Index Fund

•	TIAA-CREF Institutional Small-Cap Value Index Fund

•	TIAA-CREF Institutional Small-Cap Blend Index Fund

•	TIAA-CREF Institutional Social Choice Equity Fund

•	TIAA-CREF Institutional Real Estate Securities Fund

•	TIAA-CREF Institutional Bond Fund

•	TIAA-CREF Institutional Bond Plus Fund II

•	TIAA-CREF Institutional Inflation-Linked Bond Fund

•	TIAA-CREF Institutional Money Market Fund

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

6	Prospectus ■ TIAA Access

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.70%
Total separate account annual charges	2.00%	0.77%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.07%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.36%

TIAA Access ■ Prospectus	7

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses*	0.09%	5.21%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is January 31, 2009 to April 30, 2010)*	0.09%	0.59%

*	Including the expenses of any underlying funds in which the funds may invest.

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007. More information concerning each fund’s fees and expenses is contained in the prospectus for each fund.

8	Prospectus ■ TIAA Access

The following table lists the annual expenses for each fund’s most recently ended fiscal year†, as a percentage of each fund’s average net assets.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses		Acquired Fund Fees and Expenses‡2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the TIAA-CREF Lifecycle Funds
• 2010 Fund[1]	0.10%	—	0.21%		0.37%	0.68%	0.31%	0.37%
• 2015 Fund[1]	0.10%	—	0.22%		0.38%	0.70%	0.32%	0.38%
• 2020 Fund[1]	0.10%	—	0.33%		0.38%	0.81%	0.43%	0.38%
• 2025 Fund[1]	0.10%	—	0.28%		0.39%	0.77%	0.38%	0.39%
• 2030 Fund[1]	0.10%	—	0.46%		0.39%	0.95%	0.56%	0.39%
• 2035 Fund[1]	0.10%	—	0.45%		0.40%	0.95%	0.55%	0.40%
• 2040 Fund[1]	0.10%	—	0.34%		0.40%	0.84%	0.44%	0.40%
• 2045 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• 2050 Fund[1]	0.10%	—	4.71%	[5]	0.40%	5.21%	4.81%	0.40%
• Retirement Income Fund[1]	0.10%	—	1.01%	[5]	0.36%	1.47%	1.11%	0.36%
TIAA-CREF Institutional Growth & Income Fund[4]	0.45%	—	0.10%		—	0.55%	0.03%	0.52%
TIAA-CREF Institutional International Equity Fund[3,4]	0.50%	— —	0.09%		—	0.59%	—	0.59%
TIAA-CREF Institutional Large-Cap Growth Fund[4]	0.45%	—	0.20%		—	0.65%	0.13%	0.52%
TIAA-CREF Institutional Large-Cap Value Fund[4]	0.45%	—	0.07%		—	0.52%	—	0.52%
TIAA-CREF Institutional Mid-Cap Growth Fund[4]	0.48%	—	0.11%		—	0.59%	0.04%	0.55%
TIAA-CREF Institutional Mid-Cap Value Fund[4]	0.48%	—	0.06%		—	0.54%	—	0.54%
TIAA-CREF Institutional Small-Cap Equity Fund[3,4]	0.48%	—	0.09%		—	0.57%	0.02%	0.55%
TIAA-CREF Institutional Equity Index Fund[4]	0.04%	—	0.05%		—	0.09%	—	0.09%
TIAA-CREF Institutional Mid-Cap Blend Index Fund[4]	0.04%	—	0.19%		—	0.23%	0.14%	0.09%
TIAA-CREF Institutional Small-Cap Growth Index Fund[3,4]	0.04%	—	0.26%		—	0.30%	0.21%	0.09%
TIAA-CREF Institutional Small-Cap Value Index Fund[3,4]	0.04%	—	0.22%		—	0.26%	0.17%	0.09%
TIAA-CREF Institutional Small-Cap Blend Index Fund[3,4]	0.04%	—	0.18%		—	0.22%	0.13%	0.09%
TIAA-CREF Institutional Social Choice Equity Fund[4]	0.15%	—	0.08%		—	0.23%	0.01%	0.22%
TIAA-CREF Institutional Real Estate Securities Fund[4]	0.50%	—	0.08%		—	0.58%	0.01%	0.57%

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses‡2	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Institutional Bond Fund[4]	0.30%	—	0.02%	—	0.32%	—	0.32%
TIAA-CREF Institutional Bond Plus Fund II4	0.30%	—	0.12%	—	0.42%	0.06%	0.35%
TIAA-CREF Institutional Inflation-Linked Bond Fund[4]	0.30%	—	0.06%	—	0.36%	0.01%	0.35%
TIAA-CREF Institutional Money Market Fund[4]	0.10%	—	0.04%	—	0.14%	—	0.14%

†

The most recently ended fiscal year for the listed TIAA-CREF Lifecycle Funds and TIAA-CREF Institutional Mutual Funds is September 30, 2007. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

‡

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the TIAA-CREF Institutional Mutual Funds. In addition, TIAA-CREF Institutional Mid-Cap Value Fund, TIAA-CREF Institutional Mid-Cap Blend Index Fund, TIAA-CREF Institutional Social Choice Equity Fund, and TIAA-CREF Institutional Real Estate Securities Fund invest a small portion of their respective assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

The funds’ investment adviser has contractually agreed to waive its 0.10% management fee through at least April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds, and January 31, 2009 for the other Lifecycle Funds. In addition, the adviser has contracted to reimburse these funds for all of the “Other Expenses” of the Institutional Class through April 30, 2009 with respect to the Lifecycle 2045, 2050 and Retirement Income Funds and January 31, 2009 for the other Lifecycle Funds.

[2]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce the performance of the underlying funds in which the funds invest. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ Prospectus and the funds’ annual report. With respect to the TIAA-CREF Lifecycle Funds, each fund’s “Acquired Fund Fees and Expenses” are based on the fund’s allocations as of September 30, 2007 (except for the Lifecycle 2045, 2050 and Retirement Income Funds, which are new); however, because of changes to the underlying funds’ expense reimbursement arrangements that take effect on February 1, 2008, their expenses are estimated based on these new arrangements, and not on the underlying funds’ historical expenses.

[3]

A 2% redemption fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[4]

Effective February 1, 2008, the funds’ investment adviser and the funds’ board of trustees agreed to amend the funds’ expense reimbursement arrangements. Under these arrangements, the adviser has contractually agreed to reimburse the funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.09% for Equity Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund and Small-Cap Blend Index Fund; 0.15% for Money Market Fund; 0.22% for Social Choice Equity Fund; 0.35% for Bond Fund, Bond Plus Fund II, and Inflation-Linked Bond Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund;

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TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

0.57% for Real Estate Securities Fund and 0.60% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 (for the Index Funds) and January 31, 2009 for the other funds and can only be changed with the approval of the Board of Trustees. Because these arrangements are new, the chart above reflects the anticipated effect of the new arrangements and not the fund’s historical expenses.

[5]	Other expenses for these funds are estimates for the fiscal year ending September 30, 2008.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$613	$1,818	$2,996	$5,827
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$88	$275	$479	$1,064

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%),

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we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract up to 30 days after you receive it unless we have begun making annuity payments from it. To cancel, mail or deliver the contract with a signed Notice of Cancellation (form of notice is available by contacting TIAA) to our home office. We will cancel the contract, then send the entire current accumulation, or in states where it is required, the entire premium paid, to whomever sent the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts. All transfers must be for at least $1,000 or your entire investment account value for that particular investment account, if less. All cash withdrawals must be for at least $1,000 or your entire investment account value for that particular investment account if less than $1,000. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

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Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

Currently, you may not annuitize from any of the investment accounts. However, we intend that full or partial variable annuity payments under life annuities from some or all of the investment accounts under the separate account will be available on or about December 31, 2009. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Fitch, Aaa from Moody’s Investors Service and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.3 million people and over 15,000 institutions. As of December 31, 2007, TIAA’s assets were approximately $196.4 billion; the combined assets for TIAA and CREF totaled approximately $417.8 billion (although CREF does not stand behind TIAA’s guarantees).

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THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently offers 28 investment accounts under this prospectus. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make

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some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on all outstanding contracts. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for long term investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

TIAA Access ■ Prospectus	15

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 800 223-1200 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

Below is a description of each fund’s investment objective. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Institutional Mutual Funds:

TIAA-CREF Lifecycle Funds

•	2010 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2015 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2020 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2025 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2030 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2035 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

16	Prospectus ■ TIAA Access

•	2040 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2045 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	2050 Fund

The fund seeks high total return over time through a combination of capital appreciation and income.

•	Retirement Income Fund

The fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

TIAA-CREF Institutional Growth & Income Fund

The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Institutional International Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Institutional Large-Cap Growth Fund

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Institutional Large-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Institutional Mid-Cap Growth Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Mid-Cap Value Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Institutional Small-Cap Equity Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

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TIAA-CREF Institutional Equity Index Fund

The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on the Russell 3000® Index.

TIAA-CREF Institutional Mid-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on the Russell Midcap® Index.

TIAA-CREF Institutional Small-Cap Growth Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on the Russell 2000® Growth Index.

TIAA-CREF Institutional Small-Cap Value Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on the Russell 2000® Value Index.

TIAA-CREF Institutional Small-Cap Blend Index Fund

The fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on the Russell 2000® Index.

TIAA-CREF Institutional Social Choice Equity Fund

The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Institutional Real Estate Securities Fund

The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Institutional Bond Fund

The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Institutional Bond Plus Fund II

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

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TIAA-CREF Institutional Inflation-Linked Bond Fund

The fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF Institutional Money Market Fund

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of the variable annuity contracts.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account, see “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISOR

Teachers Advisors, Inc. (“Teachers Advisors”) manages the assets of TIAA-CREF Institutional Mutual Funds, which include the TIAA-CREF Lifecycle Funds, under the supervision of the Board of Trustees of the funds. Teachers Advisors is a subsidiary of TIAA. Teachers Advisors is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts. Services also may make cash payments to certain third party broker-dealers and others, such as third party administrators of employer plans, who may provide TIAA access to their distribution platforms, as well as transaction processing or administrative services.

Certain payments we receive with regard to the funds

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and, in our role as an intermediary, the funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through

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their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.05% (but they may increase).

Furthermore, we receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employee retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you won’t be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (TDA) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you won’t be able to take tax deductions for these contributions.

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GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•

Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion College Retirement Equities Fund contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2776.

STARTING OUT

Generally, we’ll issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the

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purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

With respect to individual contracts (for example, RA or SRA Contracts), we will credit your initial premium within two business days after we receive a completed application in good order and the premium itself. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. Where we receive a completed application and your premium before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

With respect to group contracts (for example, GRA or GSRA Contracts), if we receive premiums from your employer before we receive specific allocation instructions from you (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. When we receive complete allocation instructions from you, we’ll follow your instructions for future premiums. However, if you want the premiums allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

For both individual and group contracts, we consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to find out what is your employer’s designated default option and to obtain information about that option.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

We generally do not restrict the amount or frequency of premiums to your contract, although we reserve the right to impose restrictions or to limit the total premiums paid on this and any other TIAA annuity contract on your life in

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any 12-month period to $300,000. Your employer’s plan may also limit your premium amounts. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. We will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has processed the payment on our behalf. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, if the account or mutual fund is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus by calling 800 842-2776. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, please see the applicable contracts by calling 800 842-2776.

To change your allocation choices for future premiums:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;
•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or
•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make to, the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you’ve chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

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An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a) equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
	(ii):	investment income and capital gains distributed to the investment account; less
	(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b) equals the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, write to us at TIAA’s home office at 730 Third Avenue, New York, New York 10017 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms to effect these transactions. If you have any questions call us at 800 842-2733. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be

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limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers and cash withdrawals from a contract must be at least $1,000 or your entire accumulation, if less. We currently do not assess a fee for transfers or cash withdrawals.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that at least $100 is automatically withdrawn or transferred at a time.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash:

•	write to TIAA’s home office at 730 Third Avenue, New York, NY 10017-3206;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS

Subject to your employer’s plan, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

You can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities

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offered under the terms of your plan to the investment accounts, if your employer’s plan offers the investment account. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA or GRA Contracts can only be effected over a period of time (up to nine years) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA Contract to another company, and the $1,000 minimum will not apply to these transfers. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Classic IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law permits it (see below). Cash withdrawals may be limited by the terms of your employer’s plan and federal tax law. Normally, you can’t withdraw money from your contract if you’ve already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you

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encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

You may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

WITHDRAWALS TO PAY PLAN CHARGES

There may be additional charges imposed under the terms of your employer’s plan, including an administrative or recordkeeping charge per participant. Your employer may instruct us to make withdrawals from the contract to pay such charges. For more information about any of the charges imposed by your plan, please contact your employer.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF Institutional International Equity Fund.

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We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment account that invests in the TIAA-CREF Institutional Money Market Fund), will not be able to make electronic transfers (i.e. over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include transfers made pursuant to any dollar cost averaging and automatic rebalancing programs.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and

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procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The fund determines the amount of the redemption charge and the charge is retained by or paid to the fund and not by TIAA. The redemption charge may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

Currently, you may not annuitize from any of the investment accounts. We intend that you will be able to partially or fully annuitize and receive an income stream from all or part of the investment accounts on or about December 31, 2009. Participants in these accounts who wish to elect annuity income before this feature is added will have to transfer their assets from their investment accounts into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 800 842-2776.) Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

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Important to Note: Currently, you may not receive an income stream from all or part of the investment accounts. We intend that you will be able to receive a full or partial income stream from all or part of the investment accounts on or about December 31, 2009.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. (TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100.) We’ll send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (April 1 through March 31). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we’ll let you know and will defer your annuity starting date until we receive the missing items and/or information. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive

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additional annuity income. However, if we receive a payment from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income from an RA, GRA or GSRA Contract. Ordinarily, you’ll choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (MDO) Annuity: Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO annuity. It is possible that income under the MDO annuity will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied

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to the MDO annuity to any other income option for which you’re eligible. Using an MDO won’t affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan).

For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

If you haven’t picked an income option when the annuity starting date arrives for your contract, TIAA usually will assume you want the one-life annuity with 10-year guaranteed period if you’re unmarried, subject to the terms of your plan, paid from TIAA’s Traditional Annuity. If you’re married, we will assume for you a survivor annuity with half-benefit to annuity partner with a 10-year guaranteed period, with your spouse as your annuity partner, paid from TIAA’s Traditional Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can transfer all or part of the future annuity income payable once each calendar quarter (i) from the separate account into a “comparable annuity” payable from another fund within the separate account, from a CREF or TIAA account or TIAA’s Traditional Annuity, or the Real Estate Account, or (ii) from the CREF accounts into a comparable annuity payable from the separate account. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We’ll process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the

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transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year—the payment valuation day. Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following each March 31 revaluation will be reflected in the following year’s value.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

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The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each business day and for the last calendar day of each month. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

PAYMENT OF THE DEATH BENEFIT

If you die before your annuity starting date, the death benefit will be payable to your beneficiary. The death benefit is equal to the accumulation under the contract on the valuation date when we receive all necessary information in good order from the beneficiary. We must receive the following in a form acceptable to us before any death benefit will be paid:

A)	proof of your death;

B)	the choice of a method of payment; and

C)	proof of the beneficiary’s age if the method of payment chosen is the one-life annuity or the minimum distribution annuity.

TIAA Access ■ Prospectus	35

Payment under the single sum payment method will be made as of the date we receive these items in good order; payment under any other method of payment will start no later than the first day of the month after we have received these items.

Upon receipt of proof of your death, we will divide your accumulation into as many portions as there are validly designated beneficiaries for your contract. If different rate schedules apply to different parts of your TIAA Traditional Annuity accumulation, the resulting portions will be allocated among the parts on a pro-rata basis in accordance with the procedures established by us. Each validly designated beneficiary will then have the right to make elections available under your contract in connection with his or her accumulation.

NAMING YOUR BENEFICIARY

Beneficiaries are persons you name to receive the death benefit if you die before your annuity starting date. At any time before your annuity starting date, you may name, change, add or delete your beneficiaries by written notice to us. If your accumulation is subject to spousal rights, then your right to name a beneficiary for the death benefit is subject to the rights of your spouse, if any.

You can name two “classes” of beneficiaries, primary and contingent, which set the order of payment. At your death, your beneficiaries are the surviving primary beneficiary or beneficiaries you named. If no primary beneficiary survives you, your beneficiaries are the surviving contingent beneficiary or beneficiaries you named.

The share of any named beneficiary in a class who does not survive will be allocated in equal shares to the beneficiaries in such class who do survive, even if you’ve provided for these beneficiaries to receive unequal shares.

The death benefit will be paid to your estate in one sum if you name your estate as beneficiary; or none of the beneficiaries you have named is alive at the time of your death; or at your death you had never named a beneficiary. If distributions to a named beneficiary are barred by operation of law, the death benefit will be paid to your estate.

If at your death any distribution of the death benefit would be in conflict with any rights of your spouse under laws that were not previously waived, or with the terms of your employer plan, we will pay the death benefit in accordance with your spouse’s rights.

METHODS OF PAYMENT

Subject to plan restrictions, methods of payment are the ways in which your beneficiary may receive the death benefit. The single sum payment methods are available from the TIAA Traditional Annuity and investment account accumulations. The other methods are available from the TIAA Traditional Annuity only. Your beneficiary can, however, transfer some or all of any of your investment account accumulation to the TIAA Traditional Annuity in order to receive that portion of the death benefit under a method of payment

36	Prospectus ■ TIAA Access

available from the TIAA Traditional Annuity. Your beneficiary can also transfer some or all of your accumulation to CREF in order to receive that portion of the death benefit under a method of payment offered by CREF. Such transfer can be for all of your accumulation, or for any part thereof not less than $1,000.

You may choose the method of payment and change your choice at any time before payments begin. After your death, your beneficiary may change the method chosen by you, if you so provide. If you do not choose a method of payment, your beneficiary will make the choice when he or she becomes entitled to payments. The right to elect a method or change such election may be limited by us.

A beneficiary may not begin to receive the death benefit under the one-life annuity method after he or she attains age 90. If you die before your annuity starting date and have chosen the one-life annuity method for a beneficiary who has attained age 90, he or she must choose another method. Any choice of method or change of such choice must be made by written notice to us.

Generally, the distribution of the death benefit under any method of payment must be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, in accordance with applicable tax law. The distribution of the death benefit under a method of payment must be made in such a form and begin at such date as meets the requirements of the IRC and the regulations thereunder. If such method of payment has not been chosen to begin by that date, payments will be made to your beneficiary under the form of distribution, if any, specified by the terms of your employer plan, if such form of distribution is available under your contract. Otherwise, we will elect a method of payment in accordance with the requirements of the IRC and any regulations thereunder.

The following are the methods of payment:

Single sum payment. The death benefit will be paid to your beneficiary in one sum.

One-life annuity. A payment will be made to your beneficiary each month for life. A guaranteed period of 10, 15 or 20 years may be included. If a guaranteed period isn’t included, all payments will cease at the death of your beneficiary. If a guaranteed period is included and your beneficiary dies before the end of that period, monthly payments will continue until the end of that period and then cease.

Fixed-period annuity. A payment will be made to your beneficiary each month for a fixed period of not less than two nor more than 30 years, as chosen. At the end of the period chosen, the entire death benefit will have been paid out. If your beneficiary dies before the end of the period chosen, the monthly payments will continue until the end of that period and then cease.

Minimum distribution annuity. This method enables your beneficiary to limit his or her distribution to the minimum distribution requirements of

TIAA Access ■ Prospectus	37

federal tax law. Payments are made from your accumulation in each year that a distribution is required, until your accumulation is entirely paid out or until your beneficiary dies. This method may not provide income for your beneficiary that lasts for his or her entire lifetime. If your beneficiary dies before the entire accumulation has been paid out, the remaining accumulation will be paid in one sum to the payee named to receive it. The value of the death benefit placed under this method must be at least $10,000.

The amount of death benefit payments will be determined as of the date payments are to begin by:

A)	the amount of your TIAA Traditional Annuity accumulation;

B)	the rate schedule or schedules under which any premiums, additional amounts and internal transfers were applied to your TIAA Traditional Annuity accumulation;

C)	the method of payment chosen for the death benefit; and

D)	the age of your beneficiary, if the method chosen is the one-life annuity or the minimum distribution annuity.

If any method chosen would result in payments of less than $100 a month, we will have the right to require a change in choice that will result in payments of at least $100 a month.

PAYMENTS AFTER THE DEATH OF A BENEFICIARY

Any periodic payments or other amounts remaining due after the death of your beneficiary during a guaranteed or fixed period will be paid to the payee named by you or your beneficiary to receive them, by written notice to us. The commuted value of these payments may be paid in one sum unless we are directed otherwise.

If no payee has been named to receive these payments, or if no one so named is living at the death of your beneficiary, the commuted value will be paid in one sum to your beneficiary’s estate.

If a payee receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other payee named to receive it. If no one has been so named, the commuted value will be paid to the estate of the last payee who was receiving these payments.

If your beneficiary dies while any part of the death benefit is held by us under the minimum distribution annuity, that amount will be paid in one sum to the payee you or your beneficiary have named to receive it. If no such person survives your beneficiary, the death benefit will be paid in one sum to your beneficiary’s estate.

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SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

A)	an income option other than a two-life annuity with your spouse as second annuitant; or

B)	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

C)	a Real Estate Account lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

TIAA Access ■ Prospectus	39

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed 2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more on underlying fund deductions and expenses, read the funds’ prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

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TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This contract may be purchased only in connection with a tax qualified retirement plan under Section 401(a), 403(a), 403(b), 414(d), 457(b), or 457(f) retirement plans. If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $15,500 per year ($20,500 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $18,500 per year in a 403(b) plan ($23,500 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $15,500 ($20,500 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2008; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

TIAA Access ■ Prospectus	41

Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70  1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident aliens who pay U.S. taxes are subject to different withholding rules.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401 or 403 retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

ADDITIONAL INFORMATION

Customer Complaints: Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received at our home office or at

42	Prospectus ■ TIAA Access

some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we’ll make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (ATS) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 800 223-1200 and we will send it to you.

Assigning your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 223-1200.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC. (“Services”), a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are

TIAA Access ■ Prospectus	43

paid for distribution of the contracts, although we pay Services a fee from our general account assets for sales of the contracts. We paid approximately $6,544 in fees to Services for fiscal year 2007 for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to or cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to the contractowner during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF

ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

TIAA Access ■ Prospectus	45

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2010 Fund	Lifecycle 2015 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.90 to $27.04	$26.92 to $27.06
Accumulation Units Outstanding, End of Year	221,581	186,773

	Lifecycle 2020 Fund	Lifecycle 2025 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.83 to $26.96	$26.82 to $26.96
Accumulation Units Outstanding, End of Year	86,027	102,109

	Lifecycle 2030 Fund	Lifecycle 2035 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.85 to $26.98	$26.89 to $27.02
Accumulation Units Outstanding, End of Year	72,850	49,517

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

TIAA ACCESS

	Lifecycle 2040 Fund	TIAA-CREF Institutional International Equity Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.95 to 27.08	$28.84 to $28.98
Accumulation Units Outstanding, End of Year	98,454	901,017

	TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.69 to $25.82	$22.88 to $22.99
Accumulation Units Outstanding, End of Year	328,297	90,801

	TIAA-CREF Institutional Small-Cap Value Index Fund	TIAA-CREF Institutional Real Estate Securities Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$22.11 to $22.23	$18.95 to $19.05
Accumulation Units Outstanding, End of Year	78,492	3,194

48	Prospectus ■ TIAA Access

continued

TIAA-CREF Institutional Growth & Income Fund	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund	TIAA-CREF Institutional Mid-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$29.20 to $29.34	$24.41 to $24.54	$25.21 to $25.33	$28.51 to $28.65
107,738	186,179	30,163	132,954

TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Growth Index Fund	TIAA-CREF Institutional Small-Cap Blend Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$25.62 to $25.75	$25.35 to $25.48	$26.08 to $26.21	$24.06 to $24.18
4,544	118,523	66,208	2,591

TIAA-CREF Institutional Bond Fund	TIAA-CREF Institutional Inflation-Linked Bond Fund	TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$25.00	$25.00	$25.00	$25.00
$26.41 to $26.55	$27.58 to $27.72	$26.02 to $26.15	$29.72 to $29.87
211	167	168	8,050

TIAA Access ■ Prospectus	49

SEPARATE ACCOUNT

CONDENSED FINANCIAL INFORMATIONconcluded

TIAA ACCESS

TIAA-CREF Institutional Bond Plus Fund II
For the period February 1, 2007 (commencement of operations) to December 31, 2007

Accumulation Unit Fair Value, Beginning of Year	$25.00
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.05 to $26.18
Accumulation Units Outstanding, End of Year	776

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STATEMENT OF ADDITIONAL INFORMATION

Teachers Insurance and Annuity Association of America

TIAA ACCESS

Individual and Group Variable Annuity Contracts

Funded through

TIAA SEPARATE ACCOUNT VA-3

MAY 1, 2008

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2008 (the “Prospectus”), for the Individual and Group Variable Annuity contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 223-1200. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS

B-2	Variable Annuity Payments
B-2	General Matters
B-3	State Regulation
B-3	Legal Matters

B-3	Experts
B-3	Additional Information
B-3	Management Related Service Contracts
B-3	Financial Statements

VARIABLE ANNUITY PAYMENTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for each investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

Calculating annuity unit values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4%, assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the income change method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those contractowners who receive annuity income for the entire period be-

tween valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4% net annual rate of return and decrease if the net performance is less than a 4% net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can modify or stop offering the annual or monthly income change methods.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You are not permitted to assign the contract at any time prior to the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

B-2	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

STATE REGULATION

TIAA and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Dechert LLP has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statements of assets and liabilities of TIAA Separate Account VA-3 as of December 31, 2007, and the related statement of operations and changes in net assets for the period disclosed in the financial statements, and the statutory basis financial statements of TIAA as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. TIAA, on behalf of the separate account, has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the separate account.

FINANCIAL STATEMENTS

Audited financial statements for the separate account and TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-3

INDEX TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3 Audited Financial Statements For the Fiscal Year Ended December 31, 2007:
B-5	Report of Independent Registered Public Accounting Firm
B-6	Statements of Assets and Liabilities
B-6	Statements of Operations
B-14	Statements of Changes in Net Assets
B-22	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA Audited Statutory–Basis Financial Statements December 31, 2007
B-27	Report of Management Responsibility
B-28	Report of the Audit Committee
B-29	Report of Independent Auditors
B-30	Statutory–Basis Financial Statements:
Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-31	Statements of Operations
B-31	Statements of Changes in Capital and Contingency Reserves
B-32	Statements of Cash Flow
B-33	Notes to Financial Statements

B-4	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA Separate Account VA-3 and the Board of Trustees of Teachers Insurance and Annuity Association of America.

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Sub-Accounts listed in Note 1 of TIAA Separate Account VA-3 (hereafter referred to as “VA-3”) at December 31, 2007 and the results of each of their operations and the changes in their net assets for the period February 1, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Teachers Insurance and Annuity Association of America; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares at December 31, 2007 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

April 11, 2008

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-5

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund

ASSETS
Investments, at cost	$6,118,525	$5,117,812	$2,386,438	$2,813,286	$2,022,990
Shares held in corresponding Funds	571,681	480,956	221,996	262,958	187,765
Investments, at value	5,990,088	5,052,491	2,318,643	2,751,617	1,964,536
Amounts due from TIAA	1,005	2,371	1,212	1,028	1,264
Total assets	5,991,093	5,054,862	2,319,855	2,752,645	1,965,800

LIABILITIES
Amounts due to TIAA	1,307	1,040	377	710	411
Total liabilities	1,307	1,040	377	710	411

NET ASSETS—Accumulation fund	$5,989,786	$5,053,822	$2,319,478	$2,751,935	$1,965,389

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

INVESTMENT INCOME
Income:
Dividends	$209,568	$177,631	$86,491	$99,505	$73,213

Expenses—note 2:
Administrative expenses	3,093	2,325	843	1,639	940
Mortality and expense risk charges	1,170	1,081	388	693	411
Total expenses	4,263	3,406	1,231	2,332	1,351
Investment income—net	205,305	174,225	85,260	97,173	71,862

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	23,902	7,621	2,478	1,839	2,958
Net change in unrealized appreciation (depreciation) on investments	(128,437)	(65,321)	(67,795)	(61,669)	(58,454)
Net realized and unrealized gain (loss) on investments	(104,535)	(57,700)	(65,317)	(59,830)	(55,496)
Net increase in net assets resulting from operations	$100,770	$116,525	$19,943	$37,343	$16,366

B-6	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

Lifecycle 2035 Fund	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)	American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)

$1,377,430	$2,729,887	$3,162	$3,269	$1,348,170
127,335	252,549	86	64	131,883
1,337,602	2,666,258	2,922	3,238	1,348,917
662	443	4	4	378
1,338,264	2,666,701	2,926	3,242	1,349,295

248	581	—	—	257
248	581	—	—	257

$1,338,016	$2,666,120	$2,926	$3,242	$1,349,038

Lifecycle 2035 Fund	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)	American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$46,217	$90,896	$191	$278	$15,558

562	1,313	3	3	482
256	597	1	1	221
818	1,910	4	4	703
45,399	88,986	187	274	14,855

11,957	18,562	(21)	(1)	(5,374)

(39,828)	(63,629)	(240)	(31)	747

(27,871)	(45,067)	(261)	(32)	(4,627)
$17,528	$43,919	$(74)	$242	$10,228

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund	TIAA-CREF Institutional Mid-Cap Growth Fund

ASSETS
Investments, at cost	$28,667,573	$3,207,338	$5,108,163	$795,845	$4,000,323
Shares held in corresponding Funds	1,974,180	310,571	307,485	65,913	200,741
Investments, at value	26,113,122	3,161,199	4,566,947	764,360	3,809,235
Amounts due from TIAA	5,435	440	2,431	358	861
Total assets	26,118,557	3,161,639	4,569,378	764,718	3,810,096

LIABILITIES
Amounts due to TIAA	4,778	506	1,221	162	715
Total liabilities	4,778	506	1,221	162	715

NET ASSETS—Accumulation fund	$26,113,779	$3,161,133	$4,568,157	$764,556	$3,809,381

STATEMENT OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund	TIAA-CREF Institutional Mid-Cap Growth Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

INVESTMENT INCOME
Income:
Dividends	$2,994,007	$85,112	$319,016	$16,321	$229,353

Expenses—note 2:
Administrative expenses	10,703	1,131	2,731	370	1,602
Mortality and expense risk charges	4,895	504	1,252	153	734
Total expenses	15,598	1,635	3,983	523	2,336
Investment income—net	2,978,409	83,477	315,033	15,798	227,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	42,363	1,778	(18,356)	758	(4,823)
Net change in unrealized appreciation (depreciation) on investments	(2,554,451)	(46,139)	(541,216)	(31,485)	(191,088)
Net realized and unrealized gain (loss) on investments	(2,512,088)	(44,361)	(559,572)	(30,727)	(195,911)
Net increase in net assets resulting from operations	$466,321	$39,116	$(244,539)	$(14,929)	$31,106

B-8	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund	TIAA-CREF Institutional International Equity Index Fund	TIAA-CREF Institutional Large-Cap Growth Index Fund	TIAA-CREF Institutional S&P 500 Index Fund

$9,303,794	$2,328,378	$8,566,150	$3,959,946	$2,759,285
466,574	154,202	373,127	289,783	161,664
8,474,202	2,087,348	8,312,648	3,899,987	2,667,478
3,623	593	708	527	1,640
8,477,825	2,087,941	8,313,356	3,900,514	2,669,118

1,969	401	1,779	590	853
1,969	401	1,779	590	853

$8,475,856	$2,087,540	$8,311,577	$3,899,924	$2,668,265

TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund	TIAA-CREF Institutional International Equity Index Fund	TIAA-CREF Institutional Large-Cap Growth Index Fund	TIAA-CREF Institutional S&P 500 Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$543,919	$141,593	$248,976	$46,314	$65,603

4,389	901	3,999	1,330	1,928
2,020	410	1,807	615	880
6,409	1,311	5,806	1,945	2,808
537,510	140,282	243,170	44,369	62,795

9,509	(2,422)	(22,844)	11,852	16,546

(829,592)	(241,030)	(253,502)	(59,959)	(91,807)

(820,083)	(243,452)	(276,346)	(48,107)	(75,261)
$(282,573)	$(103,170)	$(33,176)	$(3,738)	$(12,466)

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund	TIAA-CREF Institutional Mid-Cap Growth Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund	TIAA-CREF Institutional Mid-Cap Value Index Fund

ASSETS
Investments, at cost	$119,758	$1,908,945	$9,259	$3,201,944	$295,578
Shares held in corresponding Funds	10,924	117,181	584	171,725	17,486
Investments, at value	116,881	1,756,740	8,647	3,019,805	260,872
Amounts due from TIAA	121	1,002	84	921	558
Total assets	117,002	1,757,742	8,731	3,020,726	261,430

LIABILITIES
Amounts due to TIAA	8	425	7	726	74
Total liabilities	8	425	7	726	74

NET ASSETS—Accumulation fund	$116,994	$1,757,317	$8,724	$3,020,000	$261,356

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund	TIAA-CREF Institutional Mid-Cap Growth Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund	TIAA-CREF Institutional Mid-Cap Value Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

INVESTMENT INCOME
Income:
Dividends	$3,934	$90,698	$560	$149,311	$22,204

Expenses—note 2:
Administrative expenses	37	896	16	1,628	192
Mortality and expense risk charges	14	414	4	753	65
Total expenses	51	1,310	20	2,381	257
Investment income—net	3,883	89,388	540	146,930	21,947

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	119	(2,876)	(577)	4,718	(235)
Net change in unrealized appreciation (depreciation) on investments	(2,877)	(152,205)	(612)	(182,139)	(34,706)
Net realized and unrealized gain (loss) on investments	(2,758)	(155,081)	(1,189)	(177,421)	(34,941)
Net increase in net assets resulting from operations	$1,125	$(65,693)	$(649)	$(30,491)	$(12,994)

B-10	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

TIAA-CREF Institutional Small-Cap Growth Index Fund	TIAA-CREF Institutional Small-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Value Index Fund	TIAA-CREF Institutional Real Estate Securities Fund	TIAA-CREF Institutional Bond Fund

$1,859,345	$69,542	$2,020,996	$71,186	$5,506
120,014	4,367	149,398	5,533	554
1,734,619	62,451	1,744,135	60,545	5,562
794	173	832	322	19
1,735,413	62,624	1,744,967	60,867	5,581

366	18	445	24	6
366	18	445	24	6

$1,735,047	$62,606	$1,744,522	$60,843	$5,575

TIAA-CREF Institutional Small-Cap Growth Index Fund	TIAA-CREF Institutional Small-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Value Index Fund	TIAA-CREF Institutional Real Estate Securities Fund	TIAA-CREF Institutional Bond Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$90,560	$3,478	$156,316	$4,704	$185

818	46	1,102	58	13
376	13	505	12	3
1,194	59	1,607	70	16
89,366	3,419	154,709	4,634	169

(3,036)	168	(15,311)	280	19

(124,726)	(7,091)	(276,861)	(10,641)	56

(127,762)	(6,923)	(292,172)	(10,361)	75
$(38,396)	$(3,504)	$(137,463)	$(5,727)	$244

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	TIAA-CREF Institutional Inflation-Linked Bond Fund	TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund

ASSETS
Investments, at cost	$4,394	$4,345	$252,075
Shares held in corresponding Funds	438	4,344	20,624
Investments, at value	4,624	4,382	240,234
Amounts due from TIAA	5	19	262
Total assets	4,629	4,401	240,496

LIABILITIES
Amounts due to TIAA	7	20	25
Total liabilities	7	20	25

NET ASSETS—Accumulation fund	$4,622	$4,381	$240,471

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2007

	TIAA-CREF Institutional Inflation-Linked Bond Fund	TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

INVESTMENT INCOME
Income:
Dividends	$185	$158	$13,403

Expenses—note 2:
Administrative expenses	13	13	72
Mortality and expense risk charges	2	2	29
Total expenses	15	15	101
Investment income—net	170	143	13,302

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	6	(6)	529
Net change in unrealized appreciation (depreciation) on investments	230	37	(11,841)
Net realized and unrealized gain (loss) on investments	236	31	(11,312)
Net increase in net assets resulting from operations	$406	$174	$1,990

B-12	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

concluded

TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II	TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund

$8,232	$20,327	$1,221,091	$1,881,841
824	2,019	121,703	116,196
7,956	20,267	1,220,697	1,816,030
34	47	4,644	1,345
7,990	20,314	1,225,341	1,817,375

5	10	474	335
5	10	474	335

$7,985	$20,304	$1,224,867	$1,817,040

TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II	TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$319	$388	$35,093	$30,173

9	25	1,120	758
3	5	518	347
12	30	1,638	1,105
307	358	33,455	29,068

(7)	47	2,327	(4,968)
(276)	(60)	(394)	(65,811)
(283)	(13)	1,933	(70,779)
$24	$345	$35,388	$(41,711)

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-13

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income—net	$205,305	$174,225	$85,260	$97,173	$71,862
Net realized gain (loss) on investments	23,902	7,621	2,478	1,839	2,958
Net change in unrealized appreciation (depreciation) on investments	(128,437)	(65,321)	(67,795)	(61,669)	(58,454)
Net increase in net assets resulting from operations	100,770	116,525	19,943	37,343	16,366

FROM CONTRACTOWNER TRANSACTIONS
Premiums	3,570,315	690,896	537,949	733,779	513,307
Net contractowner transfers between accounts	2,561,670	4,320,631	1,829,338	1,983,727	1,450,680
Withdrawals and death benefits	(242,969)	(74,230)	(67,752)	(2,914)	(14,964)
Subtotal	5,889,016	4,937,297	2,299,535	2,714,592	1,949,023
Net increase (decrease) in net assets resulting from contractowner transactions	5,889,016	4,937,297	2,299,535	2,714,592	1,949,023
Net increase (decrease) in net assets	5,989,786	5,053,822	2,319,478	2,751,935	1,965,389

NET ASSETS
Beginning of year	—	—	—	—	—
End of year	$5,989,786	$5,053,822	$2,319,478	$2,751,935	$1,965,389

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—	—
Credited for premiums	134,675	25,782	20,007	27,168	19,087
Credited (cancelled) for transfers and disbursements	86,906	160,991	66,020	74,941	53,763
End of year	221,581	186,773	86,027	102,109	72,850

B-14	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

Lifecycle 2035 Fund	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)	American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$45,399	$88,986	$187	$274	$14,855
11,957	18,562	(21)	(1)	(5,374)

(39,828)	(63,629)	(240)	(31)	747

17,528	43,919	(74)	242	10,228

620,496	1,013,406	3,000	3,000	23,851
701,544	1,678,445	—	—	1,379,213
(1,552)	(69,650)	—	—	(64,254)
1,320,488	2,622,201	3,000	3,000	1,338,810

1,320,488	2,622,201	3,000	3,000	1,338,810
1,338,016	2,666,120	2,926	3,242	1,349,038

—	—	—	—	—
$1,338,016	$2,666,120	$2,926	$3,242	$1,349,038

—	—	—	—	—
23,034	37,557	114	110	939

26,483	60,897	—	—	51,687
49,517	98,454	114	110	52,626

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-15

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund	TIAA-CREF Institutional Large-Cap Value Fund	TIAA-CREF Institutional Social Choice Equity Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income—net	$2,978,409	$83,477	$315,033	$15,798
Net realized gain (loss) on investments	42,363	1,778	(18,356)	758
Net change in unrealized appreciation (depreciation) on investments	(2,554,451)	(46,139)	(541,216)	(31,485)
Net increase in net assets resulting from operations	466,321	39,116	(244,539)	(14,929)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,026,597	76,973	387,979	100,572
Net contractowner transfers between accounts	25,679,365	3,090,606	5,214,070	688,063
Withdrawals and death benefits	(1,058,504)	(45,562)	(789,353)	(9,150)
Subtotal	25,647,458	3,122,017	4,812,696	779,485
Net increase (decrease) in net assets resulting from contractowner transactions	25,647,458	3,122,017	4,812,696	779,485
Net increase (decrease) in net assets	26,113,779	3,161,133	4,568,157	764,556

NET ASSETS
Beginning of year	—	—	—	—
End of year	$26,113,779	$3,161,133	$4,568,157	$764,556

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	36,138	2,662	15,260	3,898
Credited (cancelled) for transfers and disbursements	864,879	105,076	170,919	26,265
End of year	901,017	107,738	186,179	30,163

B-16	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

TIAA-CREF Institutional Mid-Cap Growth Fund	TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund	TIAA-CREF Institutional International Equity Index Fund	TIAA-CREF Institutional Large-Cap Growth Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$227,017	$537,510	$140,282	$243,170	$44,369
(4,823)	9,509	(2,422)	(22,844)	11,852

(191,088)	(829,592)	(241,030)	(253,502)	(59,959)
31,106	(282,573)	(103,170)	(33,176)	(3,738)

169,945	365,975	143,946	217,412	69,932
4,335,555	9,313,729	2,116,154	8,424,499	4,159,813
(727,225)	(921,275)	(69,390)	(297,158)	(326,083)
3,778,275	8,758,429	2,190,710	8,344,753	3,903,662

3,778,275	8,758,429	2,190,710	8,344,753	3,903,662
3,809,381	8,475,856	2,087,540	8,311,577	3,899,924

—	—	—	—	—
$3,809,381	$8,475,856	$2,087,540	$8,311,577	$3,899,924

—	—	—	—	—
6,037	13,790	5,935	7,888	2,574
126,917	314,507	84,866	295,793	140,987
132,954	328,297	90,801	303,681	143,561

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-17

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Institutional S&P 500 Index Fund	TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund	TIAA-CREF Institutional Mid-Cap Growth Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income—net	$62,795	$3,883	$89,388	$540
Net realized gain (loss) on investments	16,546	119	(2,876)	(577)
Net change in unrealized appreciation (depreciation) on investments	(91,807)	(2,877)	(152,205)	(612)
Net increase in net assets resulting from operations	(12,466)	1,125	(65,693)	(649)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	335,638	7,171	55,545	5,027
Net contractowner transfers between accounts	2,863,479	108,698	1,800,803	9,860
Withdrawals and death benefits	(518,386)	—	(33,338)	(5,514)
Subtotal	2,680,731	115,869	1,823,010	9,373
Net increase (decrease) in net assets resulting from contractowner transactions	2,680,731	115,869	1,823,010	9,373
Net increase (decrease) in net assets	2,668,265	116,994	1,757,317	8,724

NET ASSETS
Beginning of year	—	—	—	—
End of year	$2,668,265	$116,994	$1,757,317	$8,724

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	12,790	280	2,187	196
Credited (cancelled) for transfers and disbursements	90,194	4,264	69,272	130
End of year	102,984	4,544	71,459	326

B-18	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

TIAA-CREF Institutional Mid-Cap Blend Index Fund	TIAA-CREF Institutional Mid-Cap Value Index Fund	TIAA-CREF Institutional Small-Cap Growth Index Fund	TIAA-CREF Institutional Small-Cap Blend Index Fund	TIAA-CREF Institutional Small-Cap Value Index Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$146,930	$21,947	$89,366	$3,419	$154,709
4,718	(235)	(3,036)	168	(15,311)

(182,139)	(34,706)	(124,726)	(7,091)	(276,861)
(30,491)	(12,994)	(38,396)	(3,504)	(137,463)

256,208	23,448	156,435	6,976	159,238
3,770,620	250,902	1,689,088	59,134	1,904,717
(976,337)	—	(72,080)	—	(181,970)
3,050,491	274,350	1,773,443	66,110	1,881,985

3,050,491	274,350	1,773,443	66,110	1,881,985
3,020,000	261,356	1,735,047	62,606	1,744,522

—	—	—	—	—
$3,020,000	$261,356	$1,735,047	$62,606	$1,744,522

—	—	—	—	—
9,847	938	5,903	281	6,606
108,676	10,010	60,305	2,310	71,886
118,523	10,948	66,208	2,591	78,492

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-19

STATEMENT OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Institutional Real Estate Securities Fund	TIAA-CREF Institutional Bond Fund	TIAA-CREF Institutional Inflation-Linked Bond Fund	TIAA-CREF Institutional Money Market Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Investment income—net	$4,634	$169	$170	$143
Net realized gain (loss) on investments	280	19	6	(6)
Net change in unrealized appreciation (depreciation) on investments	(10,641)	56	230	37
Net increase in net assets resulting from operations	(5,727)	244	406	174

FROM CONTRACTOWNER TRANSACTIONS
Premiums	8,200	4,385	4,178	4,122
Net contractowner transfers between accounts	58,370	946	38	85
Withdrawals and death benefits	—	—	—	—
Subtotal	66,570	5,331	4,216	4,207
Net increase (decrease) in net assets resulting from contractowner transactions	66,570	5,331	4,216	4,207
Net increase (decrease) in net assets	60,843	5,575	4,622	4,381

NET ASSETS
Beginning of year	—	—	—	—
End of year	$60,843	$5,575	$4,622	$4,381

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	—	—	—	—
Credited for premiums	363	175	166	164
Credited (cancelled) for transfers and disbursements	2,831	36	1	4
End of year	3,194	211	167	168

B-20	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

concluded

TIAA-CREF Institutional Large-Cap Growth Fund	TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II	TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund
For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

$13,302	$307	$358	$33,455	$29,068
529	(7)	47	2,327	(4,968)

(11,841)	(276)	(60)	(394)	(65,811)
1,990	24	345	35,388	(41,711)

7,259	4,831	4,513	53,466	124,765
233,601	3,130	15,446	1,151,248	1,761,480
(2,379)	—	—	(15,235)	(27,494)
238,481	7,961	19,959	1,189,479	1,858,751

238,481	7,961	19,959	1,189,479	1,858,751
240,471	7,985	20,304	1,224,867	1,817,040

—	—	—	—	—
$240,471	$7,985	$20,304	$1,224,867	$1,817,040

—	—	—	—	—
276	192	179	2,094	4,611
7,774	120	597	44,580	63,477
8,050	312	776	46,674	68,088

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-21

NOTES TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3

Note 1—significant accounting policies

TIAA Separate Account VA-3 (“VA-3”) was established on May 17, 2006, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. VA-3 consists of thirty-seven Funds: TIAA-CREF Lifecycle Funds 2010, 2015, 2020, 2025, 2030, 2035, 2040, Institutional Class of the TIAA-CREF Institutional Funds Growth & Income, International Equity, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Large-Cap Growth Index, Large-Cap Index, Equity Index, S&P 500 Index, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index, Small-Cap Blend Index, International Equity Index, Social Choice Equity, Real Estate Securities, Bond, Inflation-Linked Bond, Money Market, Large-Cap Growth, Bond Plus II, Short-Term Bond II and High-Yield II. In addition premiums may be allocated to American Funds Washington Mutual Investors (Class R-5), American Funds EuroPacific Growth Fund (Class R-5), Western Assets Core Plus Bond Fund (Institutional Class) and T. Rowe Price Institutional Large-Cap Growth Fund (each referred to as a “Sub-Account”).

The Sub-Accounts commenced operations February 1, 2007, except American Washington Mutual Investors Fund and American EuroPacific Growth Fund, which commenced operations August 8, 2007.

The following table summarizes the Units owned by TIAA at December 31, 2007, in the Sub-Accounts:

	Shares held by TIAA at December 31, 2007	Value of shares held by TIAA at December 31, 2007
Lifecycle 2010 Fund	159	$3,971
Lifecycle 2015 Fund	159	4,261
Lifecycle 2020 Fund	158	4,292
Lifecycle 2025 Fund	158	4,230
Lifecycle 2030 Fund	158	4,374
Lifecycle 2035 Fund	158	4,214
Lifecycle 2040 Fund	158	4,242
Growth & Income Fund	157	4,597
International Equity Fund	158	4,560
Large-Cap Value Fund	158	3,876
Mid-Cap Growth Fund	158	4,530
Mid-Cap Value Fund	158	4,065
Small-Cap Equity Fund	159	3,651
Large-Cap Growth Index Fund	120	3,256
Large-Cap Value Index Fund	120	2,948
Equity Index Fund	159	4,142
S&P 500 Index Fund	120	3,106
Mid-Cap Growth Index Fund	120	3,208
Mid-Cap Value Index Fund	120	2,863
Mid-Cap Blend Index Fund	158	4,087
Small-Cap Growth Index Fund	158	4,127

	Shares held by TIAA at December 31, 2007	Value of shares held by TIAA at December 31, 2007
Small-Cap Value Index Fund	160	$3,635
Small-Cap Blend Index Fund	159	3,904
International Equity Index Fund	120	3,281
Social Choice Equity Fund	143	3,612
Real Estate Securities Fund	162	3,412
Bond Fund	160	4,196
Inflation-Linked Bond Fund	159	4,246
Money Market Fund	160	4,166
Large-Cap Growth Fund	159	4,508
Bond Plus Fund II	159	4,007
Short-Term Bond Fund II	120	3,147
High-Yield Fund II	120	3,069
American Funds Washington Mutual Investors (Class R-5)	114	2,908
American Funds EuroPacific Growth Fund (Class R-5)	110	3,237
Western Asset Core Plus Bond Fund (Institutional Class)	120	3,073
T. Rowe Price Institutional Large-Cap Growth Fund	105	2,792

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or losses related to such indemnity provisions have been made against the Account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with U.S. generally accepted accounting principles.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—expense charges

Daily charges are deducted from the net assets of the TIAA Separate Account VA-3 Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA. The table below shows current and total maximum charges for administrative expense charges and a daily charge for bearing certain mortality and expense risks in connection with the contracts.

B-22	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

SEPARATE ACCOUNT ANNUAL EXPENSES

	Administrative		Mortality and Expense Risk		Total Separate Account Charges
	Current	Maximum	Current	Maximum	Current	Maximum
VA-3 Level 1	0.15%	1.50%	0.07%	0.50%	0.22%	2.00%
VA-3 Level 2	0.25%	1.50%	0.07%	0.50%	0.32%	2.00%
VA-3 Level 3	0.40%	1.50%	0.07%	0.50%	0.47%	2.00%
VA-3 Level 4	0.70%	1.50%	0.07%	0.50%	0.77%	2.00%

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Lifecycle 2010 Fund	$6,918,533	$822,445
Lifecycle 2015 Fund	5,437,747	325,214
Lifecycle 2020 Fund	2,442,497	57,339
Lifecycle 2025 Fund	2,834,355	21,899
Lifecycle 2030 Fund	2,077,148	55,862
Lifecycle 2035 Fund	1,676,887	310,759
Lifecycle 2040 Fund	3,185,572	473,823
Growth & Income Fund	3,564,253	358,268
International Equity Fund	31,066,269	2,435,750
Large-Cap Value Fund	6,387,492	1,258,575
Mid-Cap Growth Fund	5,579,441	1,573,531
Mid-Cap Value Fund	10,375,418	1,077,261
Small-Cap Equity Fund	2,447,519	116,148
Large-Cap Growth Index Fund	4,412,919	464,301
Large-Cap Value Index Fund	2,038,903	126,069
Equity Index Fund	119,896	140
S&P 500 Index Fund	3,815,983	1,071,592
Mid-Cap Growth Index Fund	23,286	13,366
Mid-Cap Value Index Fund	301,172	4,805
Mid-Cap Blend Index Fund	4,246,858	1,048,646
Small-Cap Growth Index Fund	2,708,987	845,846
Small-Cap Value Index Fund	2,461,034	423,135
Small-Cap Blend Index Fund	69,746	198
International Equity Index Fund	10,835,736	2,245,621
Social Choice Equity Fund	843,770	48,326
Real Estate Securities Fund	71,366	138
Bond Fund	5,619	112
Inflation-Linked Bond Fund	4,405	11
Money Market Fund	16,895	12,551
Large-Cap Growth Fund	254,936	3,123
Bond Plus Fund II	20,383	57
Short-Term Bond Fund II	1,460,679	237,321
High-Yield Fund II	12,377	4,102
American Funds Washington Mutual Investors Fund (Class R-5)	3,174	11
American Funds EuroPacific Growth Fund (Class R-5)	3,278	9
Western Asset Core Plus Bond Portfolio (Institutional Class)	1,440,814	92,313
T. Rowe Price Institutional Large-Cap Growth Fund	2,778,326	890,173

Note 4—new accounting pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 establishes for all entities. A minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including what jurisdiction the entity may be taxable in), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the application of FIN 48 to the Account’s financial statements and has determined that the adoption of FIN 48 did not have a significant impact on the Account’s financial position or results of operations.

In September 2006, FASB also issued Statement of Accounting Standards No. 157, “Fair Value Measurement” (“SFAS 157”). This new standard applies to all entities that follow US GAAP and their valuation techniques for assets and liabilities. SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Accounts’ financial statements.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-23

NOTES TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3

Note 5—condensed financial information

	Lifecycle 2010 Fund	Lifecycle 2015 Fund	Lifecycle 2020 Fund	Lifecycle 2025 Fund	Lifecycle 2030 Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	3.68% to 7.82%	3.58% to 8.02%	3.11% to 7.53%	2.90% to 7.52%	2.79% to 7.50%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.90 to $27.04	$26.92 to $27.06	$26.83 to $26.96	$26.82 to $26.96	$26.85 to $26.98
Net Assets, End of Year	$5,989,786	$5,053,822	$2,319,478	$2,751,935	$1,965,389
Accumulation Units Outstanding, End of Year	221,581	186,773	86,027	102,109	72,850
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%
Ratio of Net Investment Income to Average Net Assets	11.91% to 12.46%	10.87% to 11.42%	15.07% to 15.62%	9.38% to 9.93%	11.84% to 12.39%

	Lifecycle 2035 Fund	Lifecycle 2040 Fund	American Funds Washington Mutual Investors Fund (Class R-5)	American Funds EuroPacific Growth Fund (Class R-5)	Western Asset Core Plus Bond Portfolio (Institutional Class)
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period August 8, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	2.76% to 7.66%	2.89% to 7.90%	1.15% to 1.38%	16.83% to 17.10%	2.30% to 2.53%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.89 to $27.02	$26.95 to 27.08	$25.40 to $25.52	$29.36 to $29.51	$25.51 to $25.64
Net Assets, End of Year	$1,338,016	$2,666,120	$2,926	$3,242	$1,349,038
Accumulation Units Outstanding, End of Year	49,517	98,454	114	110	52,626
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%
Ratio of Net Investment Income to Average Net Assets	11.94% to 12.49%	9.98% to 10.53%	6.98% to 7.23%	10.03% to 10.28%	4.55% to 4.80%

	TIAA-CREF Institutional International Equity Fund	TIAA-CREF Institutional Growth & Income Fund	TIAA-CREF Institutional Large-Cap Value Fund		TIAA-CREF Institutional Social Choice Equity Fund	TIAA-CREF Institutional Mid-Cap Growth Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007		For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	5.70% to 15.32%	10.09% to 16.72%	(6.74%) to (2.51%	)	(1.92%) to 0.82%	9.57% to 13.59%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$28.84 to $28.98	$29.20 to $29.34	$24.41 to $24.54		$25.21 to $25.33	$28.51 to $28.65
Net Assets, End of Year	$26,113,779	$3,161,133	$4,568,157		$764,556	$3,809,381
Accumulation Units Outstanding, End of Year	901,017	107,738	186,179		30,163	132,954
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%		0.22% to 0.77%	0.22% to 0.77%
Ratio of Net Investment Income to Average Net Assets	42.69% to 43.24%	11.29% to 11.84%	17.22% to 17.77%		6.83% to 7.38%	21.37% to 21.92%

(a)	The percentages shown for this period are not annualized, the first day of operations for levels 1, 2 and 3 was 2/1/07, except for the American Funds which commenced on 8/8/07. The first day of operations for level 4 was 5/1/07.
(b)	Does not include expenses of the Underlying Funds.

B-24	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

	TIAA-CREF Institutional Mid-Cap Value Fund	TIAA-CREF Institutional Small-Cap Equity Fund		TIAA-CREF Institutional International Equity Index Fund	TIAA-CREF Institutional Large-Cap Growth Index Fund	TIAA-CREF Institutional S&P 500 Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007		For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	(3.27%) to 2.46%	(10.52%) to (8.95%	)	8.67% to 8.91%	7.99% to 8.23%	2.84% to 3.07%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.69 to $25.82	$22.88 to $22.99		$27.23 to $27.37	$27.03 to $27.17	$25.78 to $25.91
Net Assets, End of Year	$8,475,856	$2,087,540		$8,311,577	$3,899,924	$2,668,265
Accumulation Units Outstanding, End of Year	328,297	90,801		303,681	143,561	102,984
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.77%		0.22% to 0.47%	0.22% to 0.47%	0.22% to 0.47%
Ratio of Net Investment Income to Average Net Assets	18.28% to 18.83%	23.72% to 24.27%		9.28% to 9.53%	4.87% to 5.12%	4.77% to 5.02%

	TIAA-CREF Institutional Equity Index Fund	TIAA-CREF Institutional Large-Cap Value Index Fund		TIAA-CREF Institutional Mid-Cap Growth Index Fund	TIAA-CREF Institutional Mid-Cap Blend Index Fund	TIAA-CREF Institutional Mid-Cap Value Index Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007		For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	(0.92%) to 2.42%	(2.57%) to (2.34%	)	5.87% to 6.11%	(3.30%) to 1.03%	(5.46%) to (5.25%	)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.62 to $25.75	$24.47 to $24.60		$26.63 to $26.76	$25.35 to $25.48	$23.76 to $23.88
Net Assets, End of Year	$116,994	$1,757,317		$8,724	$3,020,000	$261,356
Accumulation Units Outstanding, End of Year	4,544	71,459		326	118,523	10,948
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.47%		0.22% to 0.47%	0.22% to 0.77%	0.22% to 0.47%
Ratio of Net Investment Income to Average Net Assets	19.42% to 19.97%	15.01% to 15.26%		8.68% to 8.93%%	13.22% to 13.77%	23.62% to 23.87%

	TIAA-CREF Institutional Small-Cap Growth Index Fund	TIAA-CREF Institutional Small-Cap Blend Index Fund		TIAA-CREF Institutional Small-Cap Value Index Fund		TIAA-CREF Institutional Real Estate Securities Fund		TIAA-CREF Institutional Bond Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007		For the period February 1, 2007 (commencement of operations) to December 31, 2007		For the period February 1, 2007 (commencement of operations) to December 31, 2007		For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	1.18% to 3.70%	(5.75%) to (4.20%	)	(12.53%) to (11.77%	)	(24.34%) to (18.81%	)	3.85% to 6.18%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.08 to $26.21	$24.06 to $24.18		$22.11 to $22.23		$18.95 to $19.05		$26.41 to $26.55
Net Assets, End of Year	$1,735,047	$62,606		$1,744,522		$60,843		$5,575
Accumulation Units Outstanding, End of Year	66,208	2,591		78,492		3,194		211
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.77%		0.22% to 0.77%		0.22% to 0.77%		0.22% to 0.77%
Ratio of Net Investment Income to Average Net Assets	16.29% to 16.54%	17.95% to 18.50%		21.10% to 21.65%		26.41% to 26.96%		3.88% to 4.43%

(a)	The percentages shown for this period are not annualized, the first day of operations for levels 1, 2 and 3 was 2/1/07, except for the American Funds which commenced on 8/8/07. The first day of operations for level 4 was 5/1/07.
(b)	Does not include expenses of the Underlying Funds.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-25

NOTES TO FINANCIAL STATEMENTS	concluded

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Institutional Inflation-Linked Bond Fund	TIAA-CREF Institutional Money Market Fund	TIAA-CREF Institutional Large-Cap Growth Fund	TIAA-CREF Institutional High-Yield Fund II	TIAA-CREF Institutional Bond Plus Fund II
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	7.33% to 11.20%	2.94% to 4.58%	14.46% to 18.92%	1.98% to 2.21%	2.50% to 4.72%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$27.58 to $27.72	$26.02 to $26.15	$29.72 to $29.87	$25.48 to $25.60	$26.05 to $26.18
Net Assets, End of Year	$4,622	$4,381	$240,471	$7,985	$20,304
Accumulation Units Outstanding, End of Year	167	168	8,050	312	776
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.77%	0.22% to 0.47%	0.22% to 0.77%
Ratio of Net Investment Income to Average Net Assets	4.03% to 4.58%	3.27% to 3.82%	32.65% to 33.20%	8.13% to 8.38%	4.83% to 5.38%

	TIAA-CREF Institutional Short-Term Bond Fund II	T. Rowe Price Institutional Large-Cap Growth Fund
	For the period February 1, 2007 (commencement of operations) to December 31, 2007	For the period February 1, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (a)	4.76% to 5.00%	5.69% to 5.93%
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.12 to $26.25	$26.55 to $26.68
Net Assets, End of Year	$1,224,867	$1,817,040
Accumulation Units Outstanding, End of Year	46,674	68,088
Ratio of Expenses to Average Net Assets (b)	0.22% to 0.47%	0.22% to 0.47%
Ratio of Net Investment Income to Average Net Assets	4.29% to 4.54%	5.67% to 5.92%

(a)	The percentages shown for this period are not annualized, the first day of operations for levels 1, 2 and 3 was 2/1/07, except for the American Funds which commenced on 8/8/07. The first day of operations for level 4 was 5/1/07.
(b)	Does not include expenses of the Underlying Funds.

B-26	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

REPORT OF MANAGEMENT RESPONSIBILITY

April 1, 2008

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Senior Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP has audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2007, 2006 and 2005. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Herbert M. Allison, Jr.	Georganne C. Proctor
Chairman, President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-27

REPORT OF THE AUDIT COMMITTEE

To the Policyholders of Teachers Insurance and Annuity Association of America:

The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board of Trustees and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal audit group and the independent auditors in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial accounting firm. As required by its charter, the Committee will evaluate rotation of the external financial accounting firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with PricewaterhouseCoopers LLP, the independent auditors who are responsible for expressing an opinion on these financial statements based on their audits.

The discussion with PricewaterhouseCoopers LLP focused on the effectiveness of TIAA’s internal control over financial reporting, significant accounting policies and practices and significant judgments made by management. In addition, the Committee discussed with PricewaterhouseCoopers LLP the auditors’ independence from management, and the Board has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair

Glenn A. Britt, Audit Committee Member

Donald K. Peterson, Audit Committee Member

David L. Shedlarz, Audit Committee Member

April 16, 2008

B-28	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2007, the Company adopted Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88.

April 1, 2008

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-29

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
	2007	2006
	(in millions)

ADMITTED ASSETS
Bonds	$131,859	$121,775
Mortgages	20,443	23,756
Real estate	1,672	1,455
Preferred stocks	4,375	4,554
Common stocks	4,190	4,050
Other long-term investments	10,293	7,372
Cash, cash equivalents and short-term investments	1,603	2,464
Investment income due and accrued	1,519	1,480
Separate account assets	19,021	15,384
Net deferred federal income tax asset	1,076	964
Other assets	358	390
Total admitted assets	$196,409	$183,644

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$147,622	$142,733
Dividends due to policyholders	2,419	2,229
Federal income taxes	1,207	682
Asset valuation reserve	4,436	3,738
Interest maintenance reserve	603	682
Separate account liabilities	19,021	15,384
Commercial paper	952	—
Other liabilities	2,304	1,846
Total liabilities	178,564	167,294

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	17,842	16,347
Total capital and contingency reserves	17,845	16,350
Total liabilities, capital and contingency reserves	$196,409	$183,644

B-30	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to statutory–basis financial statements

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)

REVENUES
Insurance and annuity premiums and other considerations	$10,420	$11,154	$10,863
Annuity dividend additions	2,495	2,089	2,065
Net investment income	10,828	10,313	9,985
Total revenues	$23,743	$23,556	$22,913

BENEFITS AND EXPENSES
Policy and contract benefits	$10,133	$9,812	$7,962
Dividends to policyholders	4,578	3,986	3,860
Increase in policy and contract reserves	4,820	4,949	6,243
Net operating expenses	730	581	458
Net transfers to separate accounts	1,511	1,903	2,072
Net, other	39	71	117
Total benefits and expenses	$21,811	$21,302	$20,712

Income before federal income taxes and net realized capital gains (losses)	$1,932	$2,254	$2,201
Federal income tax expense (benefit)	348	(594)	526
Net realized capital gains (losses) less capital gains taxes, after transfers to interest maintenance reserve	(137)	608	297
Net income	$1,447	$3,456	$1,972

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income	$1,447	$3,456	$1,972
Net unrealized capital gains on investments	865	398	497
Change in the asset valuation reserve	(698)	(689)	(305)
Change in net deferred federal income tax asset	57	(1,154)	110
Change in non-admitted assets:
Net deferred federal income tax asset	55	1,155	(171)
Other invested assets	(199)	(20)	(26)
Other	(36)	14	(81)
Cumulative effect of change in accounting principle	—	—	55
Change in contingency reserves as a result of reinsurance	—	(13)	(17)
Other, net	4	11	(19)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	1,495	3,158	2,015
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	16,350	13,192	11,177
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$17,845	$16,350	$13,192

See notes to statutory–basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-31

STATUTORY–BASIS STATEMENTS OF CASH FLOW

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
	2007	2006	2005
	(in millions)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$10,420	$11,153	$10,860
Miscellaneous income	159	106	72
Net investment income	10,789	10,296	9,932
Total Receipts	21,368	21,555	20,864
Policy and contract benefits	10,100	9,788	7,954
Dividends paid to policyholders	1,892	1,849	1,830
Operating expenses	747	674	591
Federal income tax benefit	(10)	(62)	(15)
Net transfers to separate accounts	1,505	1,904	2,068
Total Disbursements	14,234	14,153	12,428
Net cash from operations	7,134	7,402	8,436

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	11,663	17,210	17,386
Stocks	3,326	2,269	1,307
Mortgages and real estate	5,556	4,388	4,840
Other invested assets	2,576	2,105	2,049
Miscellaneous proceeds	4	7	(69)
Cost of investments acquired:
Bonds	21,599	20,425	24,832
Stocks	3,120	1,582	1,276
Mortgages and real estate	2,412	3,612	4,544
Other invested assets	4,846	2,409	2,460
Miscellaneous applications	174	173	72
Net cash from investments	(9,026)	(2,222)	(7,671)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	12	(3)	(9)
Net collateral for security lending disbursements	—	(3,460)	(84)
Net commercial paper issued	952	—	—
Other cash provided (applied)	67	(77)	(295)
Net cash from financing and other	1,031	(3,540)	(388)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(861)	1,640	377
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	2,464	824	447
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,603	$2,464	$824

B-32	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes statutory–basis to financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“NY SAP”).

The table below provides a reconciliation of the Company’s net income and contingency reserves between NAIC SAP and the NY SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by NY SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2007	2006	2005
Net Income, NY SAP	$1,429	$2,334	$2,001
NY SAP Prescribed or Permitted Practices:
Additional Reserves for:
Term Conversions	—	1	—
Deferred and Payout Annuities issued after 2000	490	374	395
Net Income, NAIC SAP	$1,919	$2,709	$2,396
Contingency Reserves, NY SAP	$17,824	$15,279	$13,220
NY SAP Prescribed or Permitted Practices:
Goodwill Limitation	28	34	—
Additional Reserves for:
Term Conversions	9	9	8
Deferred and Payout Annuities issued after 2000	3,385	2,895	2,521
Contingency Reserves, NAIC SAP	$21,246	$18,217	$15,749

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its NY SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the NY SAP as originally filed and these audited financial statements are shown below (in millions):

	2007		2006
	Net Income	Capital and Contingency Reserves	Net Income	Capital and Contingency Reserves
NY SAP—as filed with Department	$1,429	$17,827	$2,334	$15,282
Adjustment to Current Federal Income Taxes	18	18	1,122	1,122
Change to Deferred Income Taxes	—	—	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	—	—	1,063
Audited Financial Statement	$1,447	$17,845	$3,456	$16,350

Application of Accounting Pronouncements: Beginning January 1, 2005, the Company implemented SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46. As a result of this guidance, the Company started recording its equity investment in its investment subsidiaries based on audited GAAP equity. Previous statutory accounting guidance required the insurer to make statutory adjustments to convert GAAP equity to a statutory equity basis. As a consequence of this change, prepaid expenses and leasing commissions recorded as assets under GAAP, for investment subsidiaries that contain real estate, were admitted and included on the balance sheets. The initial application of this standard resulted in a $55 million increase in the carrying value of the investment subsidiaries and to the Company’s net admitted assets and aggregate write-ins for special surplus funds at January 1, 2005.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This statement established statutory accounting principles for certain types of nonmonetary transactions.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-33

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and NY SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•

Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value, except for loan-backed and structured securities which are written down to the sum of their undiscounted expected future cash flows and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Cash, Cash Equivalents and Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale or NAIC designation 6 and 6Z are valued at the lower of amortized cost or fair value.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not impaired are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest-only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach, which uses actual and expected future cash flows, is applied when determining the amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization/accretion of premium/discount for loan-backed and structured securities. Loan-backed securities and structured

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continued

securities held for sale and NAIC designation 6 and 6Z are stated at the lower of amortized cost or fair value. Prepayment assumptions for loaned backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory net assets; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. The Company’s investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds are stated at fair value.

Seed Money Investments: Seed money investments are stated at fair value.

Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continues to receive income on the loaned securities. The Company’ securities lending program was discontinued in 2006.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 12.

Non-Admitted Assets: For statutory accounting purposes only, certain assets are designated as non-admitted assets (principally furniture, equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $280 million and $90 million at December 31, 2007 and 2006, respectively. The non-admitted portion of the DFIT asset was $1,967 million and $2,022 million at December 31, 2007 and 2006, respectively. The other non-admitted assets were $340 million and $295 million at December 31, 2007 and 2006, respectively. Changes in non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $233 million and $297 million at December 31, 2007 and 2006, respectively. Related depreciation expenses allocated to TIAA were $35 million, $22 million and $16 million in 2007, 2006

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-35

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

and 2005, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $303 million and $269 million at December 31, 2007, and 2006, respectively. Related depreciation expenses allocated to TIAA was $14 million, $20 million and $17 million in 2007, 2006 and 2005, respectively.

Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (“Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2007 or 2006.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The Company’s capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses, and to better position the Company. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase costs of similar items.

Note 3—long term bonds, preferred stocks, and common stocks

The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

		Gross Unrealized		Estimated Fair Value
	Cost**	Gains	Losses
December 31, 2007
U.S. Government	$4,812	$325	$—	$5,137
All Other Governments	741	83	(4)	820
States, Territories & Possessions	842	176	(3)	1,015
Political Subdivisions of States, Territories & Possessions	18	3	—	21
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,990	602	(333)	26,259
Public Utilities	4,897	263	(107)	5,053
Industrial & Miscellaneous	94,571	3,026	(2,882)	94,715
Total Bonds	131,871	4,478	(3,329)	133,020
Preferred Stocks	4,382	41	(279)	4,144
Common Stocks Unaffiliated	1,349	143	(15)	1,477
Common Stocks Affiliated***	2,714	1,849	—	4,563
Total Bonds and Stocks	$140,316	$6,511	$(3,623)	$143,204

December 31, 2006
U.S. Government	$1,393	$31	$(3)	$1,421
All Other Governments	922	113	(2)	1,033
States, Territories & Possessions	942	164	(7)	1,099
Political Subdivisions of States, Territories & Possessions	19	3	—	22
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,164	499	(359)	25,304
Public Utilities	4,831	231	(90)	4,972
Industrial & Miscellaneous	88,507	2,550	(1,277)	89,780
Total Bonds	121,778	3,591	(1,738)	123,631
Preferred Stocks	4,564	128	(62)	4,630
Common Stocks Unaffiliated	1,129	166	(12)	1,283
Common Stocks Affiliated***	2,768	2,510	—	5,278
Total Bonds and Stocks	$130,239	$6,395	$(1,812)	$134,822

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

***	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other- than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including,

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continued

but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost**	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$34,629	$(1,887)	$32,742
Preferred Stocks	1,801	(144)	1,657
Common Stocks	128	(15)	113
Total less than twelve months	36,558	(2,046)	34,512
Twelve months or more:
Bonds	29,431	(1,442)	27,989
Preferred Stocks	1,457	(135)	1,322
Common Stocks	10	—	10
Total twelve months or more	30,898	(1,577)	29,321
Total—All bonds, preferred & common stocks	$67,456	$(3,623)	$63,833

December 31, 2006
Less than twelve months:
Bonds	$24,750	$(384)	$24,366
Preferred Stocks	1,737	(43)	1,694
Common Stocks	76	(12)	64
Total less than twelve months	$26,563	$(439)	$26,124
Twelve months or more:
Bonds	$35,790	$(1,354)	$34,436
Preferred Stocks	273	(19)	254
Common Stocks	10	—	10
Total twelve months or more	36,073	(1,373)	34,700
Total—All bonds, preferred & common stocks	$62,636	$(1,812)	$60,824

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in mortgage-backed securities (27%), commercial mortgage-backed securities (26%), finance (12%), asset-backed securities (10%), and public utilities (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-five securities where each had a gross unrealized loss greater than $5 million at December 31, 2007. Nine of these securities remained below cost by 20% or more for twelve months or greater. Two of the securities were asset-backed securities and five were commercial mortgage backed securities with the estimated undiscounted future cash flows supporting the current carrying value.

For 2006, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (19%), mortgage-backed securities (27%), manufacturing (13%), finance (13%), public utilities (10%), and oil and gas (4%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held fifteen securities where each had a gross unrealized loss greater than $5 million at December 31, 2006. One of these securities remained below cost by 20% or more for twelve months or greater. The security was an asset-backed security and the estimated undiscounted future cash flows supported the carrying value of the security.

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2007, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$2,002	$2,023
Due after one year through five years	12,275	12,809
Due after five years through ten years	24,846	25,214
Due after ten years	29,539	30,963
Subtotal	68,662	71,009
Residential mortgage-backed securities	33,792	33,660
Commercial mortgage-backed securities	21,940	21,043
Asset-backed securities	7,465	7,308
Total	$131,859	$133,020

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $4 billion. Ninety-nine percent (99%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Included in the preceding table are NAIC 6 and 6Z long-term bonds investments totaling approximately $690 million. The statutory carrying of these investments are listed in the following table (in million):

Carrying Value
Due in one year or less	$10
Due after one year through five years	15
Due after five years through ten years	258
Due after ten years	326
Subtotal	609
Residential mortgage-backed securities	2
Commercial mortgage-backed securities	6
Asset-backed securities	73
Total	$690

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-37

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2007	2006
Residential mortgage-backed securities	25.6%	26.1%
Commercial mortgage-backed securities	16.6	15.6
Finance and financial services	10.0	10.1
Manufacturing	8.6	10.4
Public utilities	6.9	6.9
Government	6.8	4.7
Asset-backed securities	5.7	7.0
Oil and gas	4.1	3.9
Communications	3.5	4.0
Real estate investment trusts	3.0	3.1
Services	2.9	2.8
Revenue and special obligations	2.1	2.1
Retail and wholesale trade	2.0	2.0
Transportation	1.2	1.3
Mining	1.0	—
Total	100.0%	100.0%

At December 31, 2007 and 2006, 94.9% and 94.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

During 2007 and 2006, the Company recorded bonds and stocks acquired through troubled debt restructurings with the book value aggregating $42 million and $8 million, respectively, of which $42 million and $3 million were acquired through non-monetary transactions, respectively. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. During 2007 and 2006, the Company also acquired bonds and stocks through exchanges aggregating $804 million and $990 million, of which $37 million and $25 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2007 and 2006, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $55 million and $35 million, respectively.

Debt securities of $8 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees, as required by law.

In the second quarter 2006 the Company discontinued the securities lending program.

The Company does not have any restricted common stock or preferred stock.

For the years ended December 31, 2007 and 2006, the carrying amount of bonds and stocks denominated in a foreign currency was $4,188 million and $3,873 million, respectively. Bonds that totaled $1,612 million and $1,408 million at December 31, 2007 and 2006, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its loan-backed securities. In 2007, the Company changed from the retrospective method to the prospective method due to negative yields on specific structured securities totaling $78 million. This change was in accordance with SSAP 43. The Company also changed its accounting to the prospective method for loan-backed securities whose expected cash flows fell substantially below those expected at the time of acquisition.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The coupon rates for non mezzanine commercial mortgages originated during 2007 ranged from 4.96% to 8.77% and ranged from 5.10% to 7.08% for 2006.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The coupon rate for mezzanine real estate loans acquired during 2007 ranged from 5.83% to 6.96% and ranged from 5.58% to 6.40% for 2006.

The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans).

For the years ended December 31, 2007 and 2006, the carrying value of mezzanine real estate loans was $832 million and $867 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2007 and 2006 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2007	2006	2005
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$164	$1,031	$92
Related write-downs for other-than-temporary impairments	$(9)	$(26)	$(3)
Average investments in impaired mortgages	$746	$179	$380
Interest income recognized on impaired mortgages during the period	$40	$5	$21
Interest income recognized on a cash basis during the period	$50	$6	$24

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continued

The activity affecting the allowance for credit losses on mortgages was as follows (in millions):

	2007	2006
Balance at the beginning of the year	$—	$—
Provisions for losses charged against contingency reserves	—	8
Write-downs for other-than-temporary impaired assets charged against the allowance	—	(2)
Recoveries of amounts previously charged off	—	(6)
Balance at the end of the year	$—	$—

MORTGAGE DIVERSIFICATION:

At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

Property Type	2007	2006
Shopping centers	36.6%	34.8%
Office buildings	31.4	33.8
Industrial buildings	16.4	14.3
Apartments	6.2	6.2
Mixed-use projects	5.3	6.7
Hotel	3.5	3.7
Other	0.6	0.5
Total	100.0%	100.0%

Geographic Region	2007	2006
Pacific	28.7%	28.9%
South Atlantic	22.8	23.3
North Central	13.5	13.7
Middle Atlantic	11.6	11.5
South Central	10.9	10.2
Mountain	4.4	5.3
New England	4.2	4.5
Other	3.9	2.6
Total	100.0%	100.0%

At December 31, 2007 and 2006, approximately 23.2% and 22.0% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2007, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$1,536
Due after one year through five years	9,007
Due after five years through ten years	8,816
Due after ten years	1,084
Total	$20,443

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2007 and 2006. Investment income earned on these mortgages were $ 0, $ 0 and $11 million, which would have been approximately $ 0, $ 0 and $17 million, if they had performed in accordance with their original terms at December 31, 2007, 2006 and 2005, respectively. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more than 180 days past due at December 31, 2007 and 2006.

During 2007, the Company did not reduce the interest rate of outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2007 and 2006.

Mortgages that totaled $212 million and $222 million at December 31, 2007 and 2006, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2007 and 2006, the carrying value of mortgages denominated in foreign currency was $745 million and $577 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the reliability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2007 and 2006 were $ 0 and $2 million, respectively, and these amounts are included in the impairment table in Note 4. The 2006 other-than-temporary impairments were recorded on properties that were not expected to be held until recovery. At December 31, 2007 and 2006, TIAA’s directly owned real estate investments of $1,672 million and $1,455 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $163 million and $166 million, respectively.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

Property Type	2007	2006
Office buildings	63.7%	60.5%
Industrial buildings	15.5	17.9
Mixed-use projects	14.9	17.4
Apartments	2.7	1.8
Land held for future development	2.3	2.1
Retail	0.7	—
Income-producing land underlying improved real estate	0.2	0.3
Total	100.0%	100.0%

Geographic Region	2007	2006
South Atlantic	42.5%	47.2%
North Central	13.9	16.0
Middle Atlantic	13.6	3.9
Pacific	12.5	12.7
South Central	8.0	9.1
Other	7.6	8.8
Mountain	1.9	2.3
Total	100.0%	100.0%

At December 31, 2007 and 2006, approximately 17.7% and 19.0% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2007, 2006 and 2005, was $53 million, $50 million and $53 million, respectively; the amount of accumulated depreciation at December 31, 2007 and 2006 was $328 million and $275 million, respectively.

For 2007 and 2006, there were no real estate properties acquired via the assumption of debt or in satisfaction of debt.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions).

	2007	2006	2005
Net Carrying Value	$4,550	$3,921	$—
Other Than Temporary Impairment *	$9	$11	$94
Net Investment Income (distributed from investment subs and aff.)	$132	$191	$286
Amounts due from (to) subs and affiliates	$2	$(19)	$20
Capital Contributions	$1,529	$231	$—
Return of Capital	$1,216	$992	$—

The 2007 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and written down to external appraisal values or estimated net sales price.

TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TIAA’s only insurance subsidiary, became a direct wholly-owned subsidiary of TIAA as of December 31, 2005 (in millions).

	2007	2006	2005
Net Carrying Value	$356	$341	$—
Amounts due from subs and affiliates	$25	$33	$2

TIAA’s operating subsidiaries primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Institutional & Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Investment Management, LLC, and TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and Extension Funds I and II which are wholly-owned subsidiaries of TIAA (in millions).

	2007	2006	2005
Net Carrying Value	$810	$871	$—
Other Than Temporary Impairment	$56	$36	$—
Net Investment Income (distributed from investment subs and aff.)	$—	$3	$7
Amounts due from subs and affiliates	$121	$58	$84
Capital Contributions	$148	$82	$—
Return of Capital	$228	$3	$—

The 2007 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2007, there were 3 drawdowns totaling $500 million that were repaid by December 31, 2007. For the year ended December 31, 2007, outstanding principal on this line of credit plus accrued interest was $ 0.

In October 2004, TIAA extended a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2007, there were 13 draw downs totaling $314 million. At December 31, 2007, outstanding principal plus accrued interest totaled $26 million.

As of December 31, 2007 and 2006, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $863 million and $759 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31, were (in millions):

	2007	2006
Unaffiliated Other Invested Assets	$6,379	$4,233
Affiliated Other Invested Assets	3,003	2,365
Other Assets	911	774
Total other long-term investments	$10,293	$7,372

B-40	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

As of December 31, 2007, unaffiliated other invested assets of $6,379 million consist primarily of private equity funds of which $4,420 million invest in securities and $1,501 million invest in real estate related holdings. As of December 31, 2007, affiliated other invested assets totaling $3,003 million represents investment subsidiaries totaling $2,247 million of which $1,289 million invest primarily in real estate related holdings. The remaining $756 million of affiliated other invested assets represents operating subsidiaries and trusts. Other assets in the table above consist primarily of contract loans.

For the years ended December 31, 2007 and 2006, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $42 million and $45 million, respectively.

For the years ended December 31, 2007 and 2006, other long-term investments denominated in foreign currency were $875 million and $752 million, respectively.

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have remaining tax credit years ranging from 2 years to 16 years with holding periods ranging from 16 years to 20 years. The Company’s investment in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets. As of December 31, 2007, the Company had commitments to purchase tax credits of $32.7 million of which $32.1 million is to be disbursed in 2008 and $0.6 million in 2009.

Note 8—commitments

The outstanding obligation for future investments at December 31, 2007, is shown below by asset category (in millions):

	2008	2009	In later years	Total Commitments
Bonds	$91	$—	$—	$91
Mortgages	367	14	—	381
Real estate	6	—	—	6
Common stocks	350	111	51	512
Other long-term investments	1,804	1,250	2,357	5,411
Total	$2,618	$1,375	$2,408	$6,401

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long-term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

In addition to the amounts in the above table, the Company is a limited partner in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $189.7 million to Development Fund I and 100 million Euros which is approximately $145.9 million to Development Fund II as of December 31, 2007. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in millions):

	2007	2006	2005
Bonds	$7,901	$7,536	$7,519
Mortgages	1,481	1,781	1,799
Real estate	246	244	278
Stocks	512	368	400
Other long-term investments	918	635	411
Cash, cash equivalents and short-term investments	90	46	23
Other	5	4	3
Total gross investment income	11,153	10,614	10,433
Less securities lending expenses	—	(13)	(126)
Less investment expenses	(448)	(423)	(455)
Net investment income before amortization of net IMR gains	10,705	10,178	9,852
Plus amortization of net IMR gains	123	135	133
Net investment income	$10,828	$10,313	$9,985

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $1 million, $2 million and $2 million during 2007, 2006 and 2005, respectively.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2007 (in millions).

	2008	2009	2010	2011	2012	Thereafter
Future rental income	$150	$132	$116	$97	$77	$165

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs of investments for the years ended December 31, were as follows (in millions):

	2007	2006	2005
Bonds	$(74)	$125	$64
Mortgages	7	(31)	6
Real estate	2	70	283
Stocks	77	407	112
Other long-term investments	56	50	(39)
Cash, cash equivalents and short-term investments	5	7	(5)
Total before capital gains taxes and transfers to the IMR	73	628	421
Transfers to IMR	(44)	(20)	(124)
Capital gains taxes	(166)	—	—
Net realized capital gains (losses) less capital gains taxes, after transfers to the IMR	$(137)	$608	$297

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Write-downs of investments resulting from other-than-temporary impairments (“OTTI”), included in the preceding table, were as follows for the years ended December 31 (in millions):

	2007	2006	2005
Other-than-temporary impairments:
Bonds	$339	$109	$214
Mortgages	49	27	20
Real estate	—	2	11
Stocks	100	33	121
Other long-term investments	42	45	93
Total	$530	$216	$459

The Company did not have any restructured mortgages during 2007 and 2006, therefore there were no related losses recognized.

Proceeds from sales of long-term bond investments during 2007, 2006 and 2005 were $4,840 million, $9,275 million and $5,547 million respectively. Gross gains of $190 million, $327 million and $262 million and gross losses, excluding impairments considered to be other-than-temporary, of $65 million, $172 million and $76 million were realized on these sales during 2007, 2006 and 2005, respectively.

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31, were as follows (in millions):

	2007	2006	2005
Bonds	$299	$220	$(317)
Mortgages	95	3	12
Stocks	92	173	60
Other long-term investments	379	2	741
Cash, cash equivalents & short-term investments	—	—	1
Total	$865	$398	$497

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending 2007. TIAA’s total principal amount outstanding is $2,092 million, derecognized piece is $2,009 million, and retained principal amount is $83 million. There were no delinquencies or credit losses at December 31, 2007, 2006 and 2005, respectively.

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$75	$72	(a)	$(2)	$(4)
2001	Bonds	$241	$271	(b)	$(6)	$(12)
2002	Bonds	$27	$17	(c)	$(1)	$(2)
2007	Mortgages	$75	$64	(d)	$(3)	$(6)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2007 was as follows:

a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 6.01% to 11.00%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows. Cash flows are discounted at rates ranging from 4.61% to 28.02%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

c)	The retained interests securitized in 2002 were valued utilizing a discounted cash flow methodology. Cash flows are discounted at 18%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 5.61% to 15.47%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

B-42	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumption, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2007 and 2006 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange.

The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
	(in millions)
December 31, 2007
Assets
Bonds	131,859	133,020
Mortgages	20,443	20,919
Preferred stocks	4,375	4,144
Common stocks	4,190	6,039
Cash, cash equivalents and short-term investments	1,603	1,603
Contract loans	862	862
Derivative financial instruments	44	45
Separate account assets	19,021	19,021
Liabilities
Liability for deposit-type contracts	454	454
Derivative financial instruments	810	868
Separate account liabilities	19,021	19,021
December 31, 2006
Assets
Bonds	121,775	123,631
Mortgages	23,756	24,117
Preferred stocks	4,554	4,630
Common stocks	4,050	6,561
Cash, cash equivalents and short-term investments	2,464	2,464
Contract loans	732	732
Derivative financial instruments	29	35
Separate account assets	15,384	15,384
Liabilities
Liability for deposit-type contracts	428	428
Derivative financial instruments	581	650
Separate account liabilities	15,384	15,384

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, were as follows (in millions):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$96,235	$96,573	$87,509	$88,649
Privately placed bonds	35,624	36,447	34,266	34,982
Total bonds	$131,859	$133,020	$121,775	$123,631

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its common stock affiliated real estate entities by determining the fair value of the underlying real estate assets of the affiliated entities.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: TIAA’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by TIAA’s counterparties.

Note 12—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counter-party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counter-party, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses.

Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. The net unrealized losses for the year ended December 31, 2007, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $160 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2007, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $16 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter-party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2007, from interest rate swap contracts that do not qualify for hedge accounting treatment was $14 million.

Interest Rate Cap Contracts: TIAA purchases interest rate cap contracts to hedge against the market risk of a rising interest rate environment as part of the Company’s asset and liability management program for certain interest sensitive products. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter-party risk. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. Interest rate cap contracts are generally carried at fair value. There are no interest rate caps outstanding as of December 31, 2007.

Credit Default Swap Contracts: As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on single name credit and credit indices to earn a premium by essentially issuing “insurance” to the buyer of default protection (Replicated Synthetic Asset Transactions or RSAT). This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counter-party risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The Company also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized loss for the year ended December 31, 2007, from credit default swap contracts that do not qualify for hedge accounting treatment was $4 million.

B-44	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Equity Index Options: TIAA purchases out-of-the-money put options on the S&P 500 Index to hedge a portion of the General Account equity position against a sudden or sustained decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. The net unrealized loss for the year ended December 31, 2007 from the Equity Index Option contracts that do not qualify for hedge accounting was $3 million.

		2007			2006
		(in millions)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	252	13	14	768	18	17
	Liabilities	3,235	(776)	(819)	2,554	(543)	(620)
	Subtotal	3,487	(763)	(805)	3,322	(525)	(603)
Foreign currency forward contracts	Assets	73	1	1	125	2	2
	Liabilities	215	(27)	(27)	244	(24)	(24)
	Subtotal	288	(26)	(26)	369	(22)	(22)
Interest rate swap contracts	Assets	361	17	17	164	9	9
	Liabilities	39	—	—	399	(6)	(6)
	Subtotal	400	17	17	563	3	3
Credit default swap contracts (RSAT)	Assets	436	—	—	426	—	7
	Liabilities	1,424	(3)	(19)	1,174	(2)	6
	Subtotal	1,860	(3)	(19)	1,600	(2)	13
Credit default swap contracts (other)	Assets	215	2	2	—	—	—
	Liabilities	291	(3)	(3)	328	(6)	(6)
	Subtotal	506	(1)	(1)	328	(6)	(6)
Equity Index Options	Assets	600	11	11	—	—	—
	Liabilities	—	—	—	—	—	—
	Subtotal	600	11	11	—	—	—
Total Derivatives	Assets	1,937	44	45	1,483	29	35
	Liabilities	5,204	(809)	(868)	4,699	(581)	(650)
	Total	7,141	(765)	(823)	6,182	(552)	(615)

During 2007, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $3 million in assets.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of TIAA issuing and funding individual variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in money market instruments, government and corporate debt securities and other publicly traded securities to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for retirement and pay income based on a choice of investment accounts.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

Non-guaranteed Separate Accounts	2007	2006
Premiums and considerations	$3,343	$3,356
Reserves:
For accounts with assets at:
Fair value	18,752	15,126
Amortized cost	—	—
Total reserves	$18,752	$15,126
By withdrawal characteristics:
At fair value	18,752	15,126
Total reserves	$18,752	$15,126

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,698	$3,647
Transfers from Separate Accounts	(2,186)	(1,741)
Net transfers to or (from) Separate Accounts	$1,512	$1,906
Reconciling Adjustments:
Fund transfer exchange gain/(loss)	$(1)	$(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,511	$1,903

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,369 million to its various subsidiaries and affiliates during 2007. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and Services, which provide investment advisory, administrative and distribution services for CREF.

Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $1,075 million, $889 million and $729 million in 2007, 2006 and 2005, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for certain proprietary funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work done by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following is the amounts due to/(from) subsidiaries and affiliates:

Subsidiary/Affiliate	Receivable	Payable
College Retirement Equity Fund	$89.5	$23.9
Investment Management	—	1.2
TC Life	24.3	—
TIAA-CREF Trust Company FSB	1.2	—
Services	0.4	—
TIAA Real Estate Account	10.4	—
Total	$125.8	$25.1

Note 15—federal income taxes

By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code (the “Code”). Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $(43) million and $23 million at December 31, 2007 and 2006, respectively. The affiliates that file a consolidated federal income tax return with TIAA are as follows:

TIAA-CREF Life Insurance Company

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

B-46	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

A reconciliation of TIAA’s statutory tax rate to its actual federal income tax rate was as follows (in millions):

	For the Years Ended December 31,
	2007	2006	2005
Net gain from operations	$1,932	$2,254	$2,201
Realized Capital Gains (Losses) inclusive of OTTI	73	—	—
Statutory rate	35%	35%	35%
Tax at statutory rate	$702	$789	$770
Investment items	(87)	(242)	(139)
Consolidation and dividends from subsidiaries	(113)	(48)	(121)
Amortization of interest maintenance reserve	(43)	(47)	(47)
Adjustment to policyholder dividend liability	67	17	(12)
Accrual of contingent tax for current year	423	467	564
Settlement of contingent tax exposure	—	(1,033)	—
Net operating loss carry forward utilized	(400)	(489)	(482)
Book/tax differences—capital gain	51	—	—
Capital loss carry forward utilized	(146)	—	—
Other	61	(8)	(7)
Federal income tax expense (benefit)	$515	$(594)	$526
Effective tax rate	25.7%	(26.4%)	23.9%

TIAA had net capital loss carryforwards of $418 million from previous years that were fully offset by net realized capital gains of $893 million in 2007, resulting in tax incurred on capital gains of $166 million for 2007. The effective rate for 2007 reflects the capital gains tax. No capital gains are reflected in the effective rate for prior years because no capital gains tax was incurred.

The components of TIAA’s net deferred tax asset were as follows (in millions):

	2007	2006	Change
Gross deferred tax assets	$3,114	$3,025	$89
Gross deferred tax liabilities	(71)	(39)	(32)
Deferred tax assets, non-admitted	(1,967)	(2,022)	55
Net deferred tax asset, admitted	$1,076	$964	$112

TIAA’s gross and net admitted deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued and market discount deferred on bonds. All of TIAA’s deferred tax liabilities have been recognized. The increase in net admitted deferred tax asset is primarily due to the growth of amounts owed for both policyholder dividends and deferred compensation.

At December 31, 2007, TIAA’s gross deferred tax asset of $3.1 billion did not include any benefit from Net Operating Loss (“NOL”) carryforwards. Consistent with prior years, however, TIAA’s federal income tax return for 2007 will include a significant NOL carryforward as a result of tax deductions related to intangible assets. The NOL carryforward on TIAA’s 2007 federal income tax return is estimated to approximate $11.4 billion. These intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not considered in TIAA’s gross deferred tax asset calculation.

The Department concurred with this interpretation by TIAA. The NOL carryforward for tax purposes expires between 2013 and 2022. TIAA did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

TIAA’s 1998 and 1999 tax returns representing the first years for which TIAA’s entire business operations were subject to federal income taxation have been audited by the Internal Revenue Service (“IRS”). In April, 2004 the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves.

TIAA’s 2000, 2001, and 2002 tax returns have also been audited by the IRS. In April, 2006 the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $391 million for the 2000, 2001, and 2002 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves, which are the same issues raised in the 1998 and 1999 audit.

TIAA’s management filed protests to the IRS’ adjustments in 2004 and in 2006, and entered into discussions with the IRS Appeals Division during 2005. On April 5, 2007, TIAA executed a partial settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273 million, reducing the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through future deductions over a 20 year period which began with its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2002, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency.

Disallowed deductions for certain intangible assets were set aside for future negotiations with the IRS. TIAA believes that its unresolved tax position is supported by substantial authority, and will continue to contest these adjustments through IRS appeals and judicial procedures, as needed. TIAA’s management believes that it will ultimately prevail to a significant degree. Nonetheless, TIAA’s management believes that the circumstances surrounding the tax claim by the IRS related to intangible deductions meet the conditions that require TIAA to establish a loss contingency for federal income taxes covering the years 1998-2007.

Although the final resolution of the IRS’ asserted adjustments is uncertain, based on management’s current estimate of the probable loss from this dispute with the IRS, and given the current

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

status of the tax claim, TIAA recorded a contingent tax provision of $1.1 billion as of December 31, 2007 and $659 million as of December 31, 2006. This resulted in a net charge of $533 million against TIAA’s 2007 operations. As a result of the partial settlement with the IRS in 2006, TIAA reduced the reserve previously established, resulting in a net benefit of $594 million.

In July, 2006 the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Uncertain tax liabilities are described above. No uncertain tax benefits have been recorded as of December 31, 2007 and as of December 31, 2006.

Note 16—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $34 million, $32 million and $28 million in 2007, 2006 and 2005, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2007, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2007	12/31/2006	12/31/2005
Change in benefit obligation
Benefit obligation at beginning of period	$106	$102	$113
Eligibility cost	3	3	3
Interest cost	6	5	5
Actuarial (gains) and losses	(12)	(1)	(14)
Benefit paid	(4)	(4)	(5)
Plan amendments	—	—	—
Benefit obligation at end of period	$99	$105	$102
Fair value of assets	—	—	—
Funded status	$(99)	$(105)	$(102)
Unrecognized initial transition obligation	4	5	5
Unrecognized net (gain) or losses	—	12	13
Accrued postretirement benefit cost	$(95)	$(88)	$(84)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”).

The postretirement benefit obligation for non-vested employees was approximately $65 million at December 31, 2007 and approximately $60 million at December 31, 2006.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2007	2006	2005
Components of net periodic cost
Eligibility cost	$3	$3	$3
Interest cost	6	5	5
Amortization of transition obligation	1	1	1
Net periodic cost	$10	$9	$9

The cost of postretirement benefits includes a reduction arising from The Act subsidy of $3 million for 2007 and 2006, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $4 million for both 2007 and 2006, and $3 million for 2005.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2007	2006	2005
Weighted-average assumption
Discount rate for benefit costs	5.75%	5.50%	5.75%
Discount rate for benefit obligations	6.25%	5.75%	5.50%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00-10.00%	5.00-11.00%	5.00-10.00%
Immediate Rate	10.00%	11.00%	10.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2013	2013	2011
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2007	2006	2005
One percentage point increase
Increase in postretirement benefit obligation	$10	$11	$10
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

B-48	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Estimated Future Benefit Payments

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2008	6
2009	7
2010	7
2011	8
2012	8
Total for 2013-2017	48

Medicare Part D Subsidy Receipts
2008	0.3
2009	0.3
2010	0.4
2011	0.5
2012	0.6
Total for 2013-2017	5.2

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company has provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts. The measurement date of the SERP liability is December 31, 2007.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Company relating to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $42 million and $49 million as of December 31, 2007 and 2006, respectively. The Company had an accrued pension cost of $45 million and $35 million and accrued an additional minimum liability of $ 0 and $14 million as of December 31, 2007 and 2006, respectively. As of December 31, 2007 and 2006, the projected benefit obligation for non-vested employees totaled $ 0 and $4 million.

The SERP obligations were determined based upon a discount rate of 6.21% and a rate of compensation increase of 5.0% at December 31, 2007. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007 and 2006, the SERP expense, including expenses associated with the curtailment, totaled $11 million and $7 million, respectively.

Future benefits expected to be paid by the SERP are as follows (in millions):

1-1-2008 to 12-31-2008	$2
1-1-2009 to 12-31-2009	$4
1-1-2010 to 12-31-2010	$4
1-1-2011 to 12-31-2011	$4
1-1-2012 to 12-31-2012	$4
1-1-2013 to 12-31-2017	$18

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $0.1 million at December 31, 2007 and 2006, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 88% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31, are as follows (in millions):

	2007		2006
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$18,752	11.3%	$15,126	9.6%
At book value without adjustment	25,858	15.6%	25,194	16.1%
Not subject to discretionary withdrawal	120,898	73.1%	116,660	74.3%
Total (gross)	165,508	100.0%	156,980	100.0%
Reinsurance ceded	—		—
Total (net)	$165,508		$156,980

Annuity reserves and deposit-type contact funds for the year ended December 31, are as follows (in millions):

	2007	2006
General Account:
Total annuities (excluding supplementary contracts with life)	$146,066	$141,184
Supplementary contracts with life contingencies	235	242
Deposit-type contracts	455	428
Subtotal	146,756	141,854
Separate Accounts:
Annuities	18,752	15,126
Total	$165,508	$156,980

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.50% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.1 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2007 and $0.2 million at December 31, 2006, respectively. As of December 31, 2007 and December 31, 2006, TIAA had $1.6 billion and $1.4 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled

$20.6 million and $25.3 million at December 31, 2007 and December 31, 2006, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007 the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements were recaptured. The statutory coinsurance reserves on these agreements at the end of the statutory reporting period immediately before recapture were approximately $18.4 million and $41.2 million, respectively.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2007	2006	2005
Aggregated assumed premiums	$(2)	$52	$164
Reinsurance payable on paid and unpaid losses	$—	$1	$1
Modified coinsurance reserves	$171	$162	$142
Increase in policy and contract reserves	$(50)	$9	$57
Funds withheld under coinsurance	$—	$14	$11

The Company recaptured two of the retrocession agreements with RGA Reinsurance Company effective September 30 and October 1, 2007.

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2007 there were still premiums in force of $30 million.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2007	2006	2005
Insurance and annuity premiums	$46	$36	$38
Policy and contract benefits	$91	$101	$109
Increase in policy and contract reserves	$187	$32	$(19)
Reserves for life and health insurance	$736	$923	$890

B-50	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company had $952 million and $ 0 outstanding obligations, as of December 31, 2007 and 2006, respectively.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31, are as follows (in millions):

	2007	2006
Net unrealized capital gains	$865	$398
Asset valuation reserve	(698)	(689)
Deferred federal income tax	(55)	(1,155)
Non-admitted asset value	(180)	1,149
Provision of reinsurance	—	(13)
Other	4	11

Capital: TIAA has 2,500 shares of class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2007, TGM had $2,536 million of outstanding debt and accrued interest. The Company also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2007, there were 3 draw downs totaling $500 million that were repaid by December 31, 2007. As of December 31, 2007, there were no outstanding principal amount plus accrued interest.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2007 under this agreement. The Company provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2007, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 3 bps per annum on the undrawn committed amount. During 2007, there were 59 draw downs totaling $76 million that were repaid by December 31, 2007. As of December 31, 2007, outstanding principal plus accrued interest was $ 0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1 billion uncommitted line of credit to CREF and the Institutional Mutual Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value. No amounts have been accrued under these guarantees at year-end.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-51

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2007, the future minimum lease payments are estimated as follows (in millions):

Year	2008	2009	2010	2011	2012	Thereafter	Total
Amount	$36	27	24	23	21	82	$213

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2007, 2006 and 2005 was approximately $32 million, $35 million and $24 million, respectively.

The Company transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York to 750-485 Fee Owner LLC, an entity formed by SL Green Corp, on July 28, 2004. The Company had leased and continued to operate the properties after closing pursuant to a Master Lease, which expired on December 31, 2005. The deposit method of accounting required that the Company defer recognition of the gains from disposition of these properties until expiration of the lease. At December 31, 2005 the Company recognized the gain of $237 million on the sale.

The Company’s lease obligation under the Master Lease was $30 million and $32 million for the year 2005. Sublease rental income was $14 million for the year 2005.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the TIAA’s management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

B-52	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

730 Third Avenue

New York, NY 10017-3206

A11267 (5/08)